SEC. File Nos. 2-47749
               811-2333

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No.  53
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No.  36

NEW  PERSPECTIVE  FUND,  INC.
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code:
(213) 486-9200


Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
MICHAEL  J. FAIRCLOUGH, ESQ.
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California  90071
(Counsel for the Registrant)

Approximate date of proposed public offering:
It is proposed that this filing become effective on March 15, 2001, pursuant to paragraph (b) of rule 485.

                           New Perspective Fund/(R)/

                                   Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
  1       Risk/Return Summary
-----------------------------------------------------
  4       Fees and Expenses of the Fund
-----------------------------------------------------
  5       Investment Objective, Strategies and Risks
-----------------------------------------------------
  8       Management and Organization
-----------------------------------------------------
10        Shareholder Information
-----------------------------------------------------
11        Choosing a Share Class
-----------------------------------------------------
13        Purchase and Exchange of Shares
-----------------------------------------------------
14        Sales Charges
-----------------------------------------------------
16        Sales Charge Reductions and Waivers
-----------------------------------------------------
17        Plans of Distribution
-----------------------------------------------------
18        How to Sell Shares
-----------------------------------------------------
19        Distributions and Taxes
-----------------------------------------------------
20        Financial Highlights
-----------------------------------------------------

                                 MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow over time by investing in stocks of companies located around the world. Providing you with future income is a secondary objective.

 The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1991   22.64%
 1992    3.98%
 1993   26.98%
 1994    2.97%
 1995   20.43%
 1996   17.28%
 1997   14.98%
 1998   28.53%
 1999   40.07%
 2000   -7.24%
 [end bar chart]


    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST               22.17%  (quarter ended December 31, 1999)
        LOWEST                -10.21%  (quarter ended September 30, 1998)

NEW PERSPECTIVE FUND / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects the fund's results with the maximum initial or deferred sales charge imposed, as required by Securities and Exchange Commission rules. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 3/13/73
 (with the maximum sales charge     -12.59%     16.24%     15.60%      14.92%
 imposed)
 ------------------------------------------------------------------------------
 MSCI World Index/1/                -12.92%     12.53%     12.43%      11.72%
 ------------------------------------------------------------------------------
 MSCI USA Index/2/                  -12.54%     18.41%     17.67%      12.87%
 ------------------------------------------------------------------------------

 1 The Morgan Stanley Capital International World Index measures 22 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Morgan Stanley Capital International USA Index measures the U.S. portion of the world market. This index is unmanaged and does not reflect sales charges, commissions or expenses.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS A     CLASS B   CLASS C    CLASS F
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a            5.75%/1/ none      none       none
 percentage of offering price)
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested            none          none      none       none
 dividends
 ------------------------------------------------------------------------------------------------
 Maximum deferred sales charge                             none/2/   5.00%/3/  1.00%/4/   none
 ------------------------------------------------------------------------------------------------
 Redemption or exchange fees                           none          none      none       none
 ------------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           CLASS A  CLASS B/1/  CLASS C/2/   CLASS F/2/
 -------------------------------------------------------------------------------------------------------
 Management Fees                                            0.40%     0.40%       0.40%        0.40%
 -------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/3/                0.25%     1.00%       1.00%        0.25%
 -------------------------------------------------------------------------------------------------------
 Other Expenses                                             0.14%     0.13%       0.22%        0.21%
 -------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                       0.79%     1.53%       1.62%        0.86%
 -------------------------------------------------------------------------------------------------------

 1 Annualized.
 2 Based on estimated amounts for the current fiscal year.
 3 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:

                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $651               $813              $  989             $1,497
 ----------------------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $656               $883              $1,034             $1,624
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $156               $483              $  834             $1,624
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $265               $511              $  881             $1,922
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $165               $511              $  881             $1,922
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $ 88               $274              $  477             $1,061
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

NEW PERSPECTIVE FUND / PROSPECTUS

 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The fund's primary investment objective is to provide you with long-term growth of capital. Future income is a secondary objective. The fund invests primarily in common stocks, including growth-oriented stocks, on a global basis to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ---------------------------------------------------------------------------
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 3/13/73          -7.24%     17.63%     16.29%      15.16%
 (with no sales charge imposed)
 ---------------------------------------------------------------------------
 MSCI World Index/1/             -12.92%     12.53%     12.43%      11.72%
 ---------------------------------------------------------------------------
 MSCI USA Index/2/               -12.54%     18.41%     17.67%      12.87%
 ---------------------------------------------------------------------------


 1 The Morgan Stanley Capital International World Index measures 22 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Morgan Stanley Capital International USA Index measures the U.S. portion of the world market. This index is unmanaged and does not reflect sales charges, commissions or expenses.

NEW PERSPECTIVE FUND / PROSPECTUS

 HOLDINGS BY INDUSTRY AS OF SEPTEMBER 30, 2000
 [pie chart]
 Pharmaceuticals 10.22%
 Media 8.39%
 Diversified Telecommunication Services 8.00%
 Semiconductor Equipment & Products 5.58%
 Banks 4.76%
 Other Industries 49.92%
 Bonds & Notes 0.50%
 Cash & Equivalents 12.63%
 [end pie chart]

                               PERCENT OF                                          PERCENT OF
 PERCENT INVESTED BY COUNTRY   NET ASSETS        TEN LARGEST INDIVIDUAL HOLDINGS   NET ASSETS
 ---------------------------------------------------------------------------------------------
 Asia/Pacific Rim                15.9%           AstraZeneca                         3.14%
                                                 ---------------------------------------------
  Japan                           9.7            Pfizer Inc.                         2.19
                                                 ---------------------------------------------
  Australia                       2.6            Vodafone Group                      2.04
                                                 ---------------------------------------------
  Taiwan                          1.8            Viacom                              2.02
                                                 ---------------------------------------------
  South Korea                     1.7            Nokia                               1.85
                                                 ---------------------------------------------
  New Zealand                      .1            Time Warner                         1.52
 -------------------------------------------     ---------------------------------------------
 Europe                          28.2%           News Corp.                          1.39
                                                 ---------------------------------------------
  United Kingdom                  9.8            Telefonos de Mexico                 1.36
                                                 ---------------------------------------------
  France                          3.5            Philip Morris                       1.31
                                                 ---------------------------------------------
  Netherlands                     3.2            Bank of America                     1.21
                                                 ---------------------------------------------
  Germany                         2.6
  Finland                         2.1
  Sweden                          1.8
  Italy                           1.7
  Ireland                         1.3
  Switzerland                     1.0
  Norway                           .7
  Denmark                          .3
  Spain                            .2
 -------------------------------------------
 North America                   41.2%
  United States                  35.2
  Canada                          4.3
  Mexico                          1.7
 -------------------------------------------
 Other                            2.1%
 -------------------------------------------
 Cash & Cash Equivalents         12.6%

 Because the fund is actively managed, its holdings will change from time to time.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for New Perspective Fund are:


 PORTFOLIO COUNSELOR/ FUND         COUNSELOR         PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)               SINCE           (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ----------------------------------------------------------------------------------------------------------
 GREGG E. IRELAND             1992 (7 years as a     Senior Vice President, Capital Research and Management
 Executive Vice President    research professional   Company
                                 for the fund)       Investment professional with Capital Research and
                                                     Management Company or affiliate since 1973
 ----------------------------------------------------------------------------------------------------------
 THIERRY VANDEVENTER          1979 (5 years as a     Director, Capital Research and Management Company
 Senior Vice President       research professional   Investment professional with Capital Research and
                                 for the fund)       Management Company or affiliate since 1963

 ----------------------------------------------------------------------------------------------------------
 TIMOTHY P. DUNN                     1997            Senior Vice President, Capital Research Company
 Vice President                                      Investment professional since 1986 and with Capital
                                                     Research and Management Company or affiliate since
                                                     1990
 ----------------------------------------------------------------------------------------------------------
 MARK E. DENNING              1992 (4 years as a     Director, Capital Research and Management Company
                             research professional   Investment professional with Capital Research and
                                 for the fund)       Management Company or affiliate since 1982

 ----------------------------------------------------------------------------------------------------------
 CARL M. KAWAJA               1988 (5 years as a     Vice President and Director, Capital Research Company
                             research professional   Investment professional since 1988 and with Capital
                                 for the fund)       Research and Management Company or affiliate since
                                                     1991

 ----------------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL                    1999            Senior Vice President, Capital Research and Management
                                                     Company
                                                     Investment professional with Capital Research and
                                                     Management Company or affiliate since 1985
 ----------------------------------------------------------------------------------------------------------
 DINA N. PERRY                       1993            Senior Vice President, Capital Research and Management
                                                     Company
                                                     Investment professional since 1978 and with Capital
                                                     Research and Management Company or affiliate since
                                                     1991
 ----------------------------------------------------------------------------------------------------------

NEW PERSPECTIVE FUND / PROSPECTUS

 [This page is deliberately left blank for this filing.]

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773



 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

NEW PERSPECTIVE FUND / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 5.75% (reduced or eliminated for purchases
                              of $25,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------

NEW PERSPECTIVE FUND / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or

NEW PERSPECTIVE FUND / PROSPECTUS
 foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

NEW PERSPECTIVE FUND / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

NEW PERSPECTIVE FUND / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                        Net gains/(losses) on
               Net asset                     securities                    Dividends
                 value,        Net         (both realized      Total from  (from net   Distributions
 Year ended   beginning of  investment           and           investment  investment  (from capital      Total
September 30      year        income         unrealized)       operations   income)       gains)      distributions
---------------------------------------------------------------------------------------------------------------------
  CLASS A:
    2000         $26.25       $.30/2/          $4.56/2/          $4.86       $(.11)       $(2.34)        $(2.45)
    1999          20.50        .26              7.26              7.52        (.20)        (1.57)         (1.77)
    1998          21.86        .27              (.11)              .16        (.31)        (1.21)         (1.52)
    1997          17.77        .29              4.81              5.10        (.33)         (.68)         (1.01)
    1996          16.98        .32              1.40              1.72        (.33)         (.60)         (0.93)
  CLASS B:
    2000          30.11        .08/2/          (1.65)/2/         (1.57)       -             -              -

                                                           Ratio of     Ratio of
                Net asset                   Net assets,   expenses to   income to
 Year ended   value, end of                 end of year   average net  average net     Portfolio
September 30      year       Total return  (in millions)    assets       assets      turnover rate
---------------------------------------------------------------------------------------------------
  CLASS A:
    2000         $28.66         18.93%        $33,412         .79%        1.00%         34.25%/4/
    1999          26.25         38.43          25,752         .77         1.06          29.14
    1998          20.50          1.23          17,707         .77         1.27          29.71
    1997          21.86         29.97          16,956         .79         1.56          25.68
    1996          17.77         10.64          11,688         .82         2.00          18.12
  CLASS B:
    2000          28.54         (5.21)            260        1.53/3/      0.56/3/       34.25/4/




1 The periods 1996 through 2000 represent, for Class A shares, fiscal years ended September 30, 2000. The period ended 2000 represents, for Class B shares, the 199-day period ended September 30, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized.

4 Represents portfolio turnover rate (equivalent for all share classes) for the year ended September 30, 2000.

NEW PERSPECTIVE FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope
 Street, Los Angeles, California 90071.
 Investment Company File No. 811-2333
                                                       Printed on recycled paper
                                                                NPF-010-0301/RRD

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
Vincent P. Corti
Secretary

                           New Perspective Fund/(R)/

                                   Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
  1       Risk/Return Summary
-----------------------------------------------------
  4       Fees and Expenses of the Fund
-----------------------------------------------------
  5       Investment Objective, Strategies and Risks
-----------------------------------------------------
  8       Management and Organization
-----------------------------------------------------
10        Shareholder Information
-----------------------------------------------------
11        Choosing a Share Class
-----------------------------------------------------
13        Purchase and Exchange of Shares
-----------------------------------------------------
14        Sales Charges
-----------------------------------------------------
16        Sales Charge Reductions and Waivers
-----------------------------------------------------
17        Plans of Distribution
-----------------------------------------------------
18        How to Sell Shares
-----------------------------------------------------
19        Distributions and Taxes
-----------------------------------------------------
20        Financial Highlights
-----------------------------------------------------

                                 MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow over time by investing in stocks of companies located around the world. Providing you with future income is a secondary objective.

 The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1991   22.64%
 1992    3.98%
 1993   26.98%
 1994    2.97%
 1995   20.43%
 1996   17.28%
 1997   14.98%
 1998   28.53%
 1999   40.07%
 2000   -7.24%
 [end bar chart]


    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST               22.17%  (quarter ended December 31, 1999)
        LOWEST                -10.21%  (quarter ended September 30, 1998)

NEW PERSPECTIVE FUND / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects the fund's results with the maximum initial or deferred sales charge imposed, as required by Securities and Exchange Commission rules. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 3/13/73
 (with the maximum sales charge     -12.59%     16.24%     15.60%      14.92%
 imposed)
 ------------------------------------------------------------------------------
 MSCI World Index/1/                -12.92%     12.53%     12.43%      11.72%
 ------------------------------------------------------------------------------
 MSCI USA Index/2/                  -12.54%     18.41%     17.67%      12.87%
 ------------------------------------------------------------------------------

 1 The Morgan Stanley Capital International World Index measures 22 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Morgan Stanley Capital International USA Index measures the U.S. portion of the world market. This index is unmanaged and does not reflect sales charges, commissions or expenses.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS A     CLASS B   CLASS C    CLASS F
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a            5.75%/1/ none      none       none
 percentage of offering price)
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested            none          none      none       none
 dividends
 ------------------------------------------------------------------------------------------------
 Maximum deferred sales charge                             none/2/   5.00%/3/  1.00%/4/   none
 ------------------------------------------------------------------------------------------------
 Redemption or exchange fees                           none          none      none       none
 ------------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           CLASS A  CLASS B/1/  CLASS C/2/   CLASS F/2/
 -------------------------------------------------------------------------------------------------------
 Management Fees                                            0.40%     0.40%       0.40%        0.40%
 -------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/3/                0.25%     1.00%       1.00%        0.25%
 -------------------------------------------------------------------------------------------------------
 Other Expenses                                             0.14%     0.13%       0.22%        0.21%
 -------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                       0.79%     1.53%       1.62%        0.86%
 -------------------------------------------------------------------------------------------------------

 1 Annualized.
 2 Based on estimated amounts for the current fiscal year.
 3 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:

                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $651               $813              $  989             $1,497
 ----------------------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $656               $883              $1,034             $1,624
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $156               $483              $  834             $1,624
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $265               $511              $  881             $1,922
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $165               $511              $  881             $1,922
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $ 88               $274              $  477             $1,061
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

NEW PERSPECTIVE FUND / PROSPECTUS

 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The fund's primary investment objective is to provide you with long-term growth of capital. Future income is a secondary objective. The fund invests primarily in common stocks, including growth-oriented stocks, on a global basis to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ---------------------------------------------------------------------------
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 3/13/73          -7.24%     17.63%     16.29%      15.16%
 (with no sales charge imposed)
 ---------------------------------------------------------------------------
 MSCI World Index/1/             -12.92%     12.53%     12.43%      11.72%
 ---------------------------------------------------------------------------
 MSCI USA Index/2/               -12.54%     18.41%     17.67%      12.87%
 ---------------------------------------------------------------------------


 1 The Morgan Stanley Capital International World Index measures 22 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Morgan Stanley Capital International USA Index measures the U.S. portion of the world market. This index is unmanaged and does not reflect sales charges, commissions or expenses.

NEW PERSPECTIVE FUND / PROSPECTUS

 HOLDINGS BY INDUSTRY AS OF SEPTEMBER 30, 2000
 [pie chart]
 Pharmaceuticals 10.22%
 Media 8.39%
 Diversified Telecommunication Services 8.00%
 Semiconductor Equipment & Products 5.58%
 Banks 4.76%
 Other Industries 49.92%
 Bonds & Notes 0.50%
 Cash & Equivalents 12.63%
 [end pie chart]

                               PERCENT OF                                          PERCENT OF
 PERCENT INVESTED BY COUNTRY   NET ASSETS        TEN LARGEST INDIVIDUAL HOLDINGS   NET ASSETS
 ---------------------------------------------------------------------------------------------
 Asia/Pacific Rim                15.9%           AstraZeneca                         3.14%
                                                 ---------------------------------------------
  Japan                           9.7            Pfizer Inc.                         2.19
                                                 ---------------------------------------------
  Australia                       2.6            Vodafone Group                      2.04
                                                 ---------------------------------------------
  Taiwan                          1.8            Viacom                              2.02
                                                 ---------------------------------------------
  South Korea                     1.7            Nokia                               1.85
                                                 ---------------------------------------------
  New Zealand                      .1            Time Warner                         1.52
 -------------------------------------------     ---------------------------------------------
 Europe                          28.2%           News Corp.                          1.39
                                                 ---------------------------------------------
  United Kingdom                  9.8            Telefonos de Mexico                 1.36
                                                 ---------------------------------------------
  France                          3.5            Philip Morris                       1.31
                                                 ---------------------------------------------
  Netherlands                     3.2            Bank of America                     1.21
                                                 ---------------------------------------------
  Germany                         2.6
  Finland                         2.1
  Sweden                          1.8
  Italy                           1.7
  Ireland                         1.3
  Switzerland                     1.0
  Norway                           .7
  Denmark                          .3
  Spain                            .2
 -------------------------------------------
 North America                   41.2%
  United States                  35.2
  Canada                          4.3
  Mexico                          1.7
 -------------------------------------------
 Other                            2.1%
 -------------------------------------------
 Cash & Cash Equivalents         12.6%

 Because the fund is actively managed, its holdings will change from time to time.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for New Perspective Fund are:


 PORTFOLIO COUNSELOR/ FUND         COUNSELOR         PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)               SINCE           (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ----------------------------------------------------------------------------------------------------------
 GREGG E. IRELAND             1992 (7 years as a     Senior Vice President, Capital Research and Management
 Executive Vice President    research professional   Company
                                 for the fund)       Investment professional with Capital Research and
                                                     Management Company or affiliate since 1973
 ----------------------------------------------------------------------------------------------------------
 THIERRY VANDEVENTER          1979 (5 years as a     Director, Capital Research and Management Company
 Senior Vice President       research professional   Investment professional with Capital Research and
                                 for the fund)       Management Company or affiliate since 1963

 ----------------------------------------------------------------------------------------------------------
 TIMOTHY P. DUNN                     1997            Senior Vice President, Capital Research Company
 Vice President                                      Investment professional since 1986 and with Capital
                                                     Research and Management Company or affiliate since
                                                     1990
 ----------------------------------------------------------------------------------------------------------
 MARK E. DENNING              1992 (4 years as a     Director, Capital Research and Management Company
                             research professional   Investment professional with Capital Research and
                                 for the fund)       Management Company or affiliate since 1982

 ----------------------------------------------------------------------------------------------------------
 CARL M. KAWAJA               1988 (5 years as a     Vice President and Director, Capital Research Company
                             research professional   Investment professional since 1988 and with Capital
                                 for the fund)       Research and Management Company or affiliate since
                                                     1991

 ----------------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL                    1999            Senior Vice President, Capital Research and Management
                                                     Company
                                                     Investment professional with Capital Research and
                                                     Management Company or affiliate since 1985
 ----------------------------------------------------------------------------------------------------------
 DINA N. PERRY                       1993            Senior Vice President, Capital Research and Management
                                                     Company
                                                     Investment professional since 1978 and with Capital
                                                     Research and Management Company or affiliate since
                                                     1991
 ----------------------------------------------------------------------------------------------------------

NEW PERSPECTIVE FUND / PROSPECTUS

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773



 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

NEW PERSPECTIVE FUND / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 5.75% (reduced or eliminated for purchases
                              of $25,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------

NEW PERSPECTIVE FUND / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or

NEW PERSPECTIVE FUND / PROSPECTUS
 foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

NEW PERSPECTIVE FUND / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

NEW PERSPECTIVE FUND / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                               NEW PERSPECTIVE FUND / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                        Net gains/(losses) on
               Net asset                     securities                    Dividends
                 value,        Net         (both realized      Total from  (from net   Distributions
 Year ended   beginning of  investment           and           investment  investment  (from capital      Total
September 30      year        income         unrealized)       operations   income)       gains)      distributions
---------------------------------------------------------------------------------------------------------------------
  CLASS A:
    2000         $26.25       $.30/2/          $4.56/2/          $4.86       $(.11)       $(2.34)        $(2.45)
    1999          20.50        .26              7.26              7.52        (.20)        (1.57)         (1.77)
    1998          21.86        .27              (.11)              .16        (.31)        (1.21)         (1.52)
    1997          17.77        .29              4.81              5.10        (.33)         (.68)         (1.01)
    1996          16.98        .32              1.40              1.72        (.33)         (.60)         (0.93)
  CLASS B:
    2000          30.11        .08/2/          (1.65)/2/         (1.57)       -             -              -

                                                           Ratio of     Ratio of
                Net asset                   Net assets,   expenses to   income to
 Year ended   value, end of                 end of year   average net  average net     Portfolio
September 30      year       Total return  (in millions)    assets       assets      turnover rate
---------------------------------------------------------------------------------------------------
  CLASS A:
    2000         $28.66         18.93%        $33,412         .79%        1.00%         34.25%/4/
    1999          26.25         38.43          25,752         .77         1.06          29.14
    1998          20.50          1.23          17,707         .77         1.27          29.71
    1997          21.86         29.97          16,956         .79         1.56          25.68
    1996          17.77         10.64          11,688         .82         2.00          18.12
  CLASS B:
    2000          28.54         (5.21)            260        1.53/3/      0.56/3/       34.25/4/




1 The periods 1996 through 2000 represent, for Class A shares, fiscal years ended September 30, 2000. The period ended 2000 represents, for Class B shares, the 199-day period ended September 30, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized.

4 Represents portfolio turnover rate (equivalent for all share classes) for the year ended September 30, 2000.

NEW PERSPECTIVE FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                               NEW PERSPECTIVE FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope
 Street, Los Angeles, California 90071.
 Investment Company File No. 811-2333
                                                       Printed on recycled paper
                                                                NPF-010-0301/RRD

                           NEW PERSPECTIVE FUND, INC.

                                     Part B
                      Statement of Additional Information

                                 March 15, 2001


This document is not a prospectus but should be read in conjunction with the current prospectus of New Perspective Fund (the "fund" or "NPF") dated March 15, 2001. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           New Perspective Fund, Inc.
                              Attention: Secretary
                              333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        5
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        7
Fund Directors and Other Officers . . . . . . . . . . . . . . . . .        8
Advisory Board  . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       20
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       26
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       31
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       34
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       36
Shareholder Account Services and Privileges . . . . . . . . . . . .       38
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       40
General Information . . . . . . . . . . . . . . . . . . . . . . . .       41
Class A Share Investment Results and Related Statistics . . . . . .       42
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       44
Financial Statements




                         New Perspective Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

 .    The fund invests primarily in common stocks.
 .    The fund may invest up to 10% of its assets in straight debt securities rated Baa and BBB or below by Moody Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.
 .    The fund may invest up to 5% of its assets in straight debt securities rated Ba and BB or below by Moody's or S&P or unrated but determined to be of equivalent quality.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and vice versa.


Lower rated bonds, rated Ba or below by S&P and BB or below by Moody's or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain addi-


                         New Perspective Fund - Page 2
     tional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of


                         New Perspective Fund - Page 3
developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield


                         New Perspective Fund - Page 4
fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2.   Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;


                         New Perspective Fund - Page 5

4. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

5. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

6. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

7. Lend any of its assets; provided, however, that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities shall not be deemed to be the making of a loan;

8. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.   Purchase securities on margin;

10. Borrow amounts in excess of 5% of the value of its total assets; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; nor

11.  Mortgage, pledge or hypothecate its assets to any extent.

For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry.

For purposes of Investment Restriction #8, although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policy(ies) may be changed without shareholder approval:


1. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3.   Invest in puts, calls, straddles or spreads, or combinations thereof; or

4. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.


                         New Perspective Fund - Page 6

5. Invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended. The fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

6.   Invest knowingly more than 10% of its net assets in illiquid securities

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on September 5, 1972.


All fund operations are supervised by the fund's Board of Directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has four classes of shares - Class A, B, C and F. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Class A, B, C and F shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                         New Perspective Fund - Page 7

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                                               AGGREGATE
                                                                                              COMPENSATION
                                                                                         (INCLUDING VOLUNTARILY
                                                                                                DEFERRED
                                                                                            COMPENSATION/1/)
                                                                                             FROM THE FUND
                                 POSITION                                                  DURING FISCAL YEAR
                                   WITH             PRINCIPAL OCCUPATION(S) DURING               ENDED
   NAME, ADDRESS AND AGE        REGISTRANT                   PAST 5 YEARS                  SEPTEMBER 30, 2000
-----------------------------------------------------------------------------------------------------------------
 Elisabeth Allison             Director         Administrative Director, ANZI, Ltd.             $ 27,500
 ANZI, Ltd.                                     (financial publishing and consulting);
 1770 Massachusetts Ave.                        Publishing Consultant, Harvard Medical
 Cambridge, MA 02410                            School; former Senior Vice President,
 Age: 54                                        Planning and Development, McGraw Hill,
                                                Inc.
-----------------------------------------------------------------------------------------------------------------
 Vanessa C.L. Chang            Director         Principal, ResolveItNow.com (insurance          $ 13,500
 11845 Olympic Blvd.                            related internet company); former
 Los Angeles, CA 90064                          Senior Vice President, Secured Capital
 Age: 48                                        Corporation; former Partner, KPMG Peat
                                                Marwick LLP
                                                                                         ------------------------
-----------------------------------------------------------------------------------------
 + Gina H. Despres             President and    Senior Vice President, Capital                   None/4/
 3000 K Street, N.W.           Director         Research and Management Company
 Washington, DC 20007
 Age: 59
-----------------------------------------------------------------------------------------------------------------
 Robert A. Fox                 Director         Managing General Partner, Fox                   $25,000/3/
 P.O Box 457                                    Investments LP; Professor and
 Livingston, CA 95334                           Executive in Residence, University of
 Age: 63                                        California, Davis; former President
                                                and Chief Executive Officer, Foster
                                                Farms
-----------------------------------------------------------------------------------------------------------------
 Alan Greenway                 Director         President, Greenway Associates, Inc.            $ 27,600
 7413 Fairway Road                              (management consulting services)
 La Jolla, CA 92037
 Age: 73
-----------------------------------------------------------------------------------------------------------------
 + Paul G. Haaga, Jr.          Director         Executive Vice President and Director,           None/4/
 333 South Hope Street                          Capital Research and Management
 Los Angeles, CA  90071                         Company
 Age: 52
-----------------------------------------------------------------------------------------------------------------
 Koichi Itoh                   Director         Group Vice President - Asia/Pacific,            $27,500/3/
 7-14-11-104 Minami                             Autosplice Inc., former President and
 Aoyama                                         Chief Executive Officer, IMPAC
 Minato-ku, Tokyo, Japan                        (management consulting services);
 Age: 60                                        former Managing Partner, VENCA
                                                Management (venture capital)
-----------------------------------------------------------------------------------------------------------------
 William H. Kling              Director         President, Minnesota Public Radio;              $26,100/3/
 45 East Seventh Street                         President, Greenspring Co.; former
 St. Paul, MN 55101                             President, American Public Radio (now
 Age: 58                                        Public Radio International)
-----------------------------------------------------------------------------------------------------------------
 + Jon B. Lovelace             Vice             Chairman Emeritus, Capital Research              None/4/
 333 South Hope Street         Chairman of      and Management Company
 Los Angeles, CA 90071         the Board
 Age: 74
-----------------------------------------------------------------------------------------------------------------
 John G. McDonald              Director         The IBJ Professor of Finance, Graduate          $25,900/3/
 Graduate School of                             School of Business, Stanford
 Business                                       University
 Stanford University
 Stanford, CA 94305
 Age: 63
-----------------------------------------------------------------------------------------------------------------
 ++ William I. Miller          Director         Chairman of the Board, Irwin Financial          $25,000/3/
 500 Washington Street                          Corporation
 Box 929
 Columbus, IN 47202
 Age: 44
-----------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton             Director         Chairman/Chief Executive Officer,               $27,500/3/
 Cairnwood, Inc.                                Cairnwood, Inc. (venture capital
 75 James Way                                   investment)
 Southhampton, PA 18966
 Age: 61
-----------------------------------------------------------------------------------------------------------------
 Donald E. Petersen            Director         Former Chairman of the Board and Chief          $25,600/3/
 255 East Brown, Suite 460                      Executive Officer, Ford Motor Company
 Birmingham, MI 48009
 Age: 74
-----------------------------------------------------------------------------------------------------------------
 Rozanne L. Ridgway            Director         Chair, Baltic American                          $ 15,500
 Baltic-American Enterprise                     Enterprises Fund;
 Fund                                           former Co Chair,
 1625 K Street, N.W.                            Atlantic Council of the
 Washington, DC 20006                           United States
 Age: 65
-----------------------------------------------------------------------------------------------------------------
 + Walter P. Stern             Chairman of      Vice Chairman, Capital Group                     None/4/
 630 Fifth Avenue              the Board        International, Inc.; Chairman, Capital
 New York, NY 10111                             International, Inc.; Director,
 Age: 72                                        Temple-Inland Inc. (forest products)
-----------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM       TOTAL NUMBER
                                   ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND           BOARDS
                                   MANAGEMENT COMPANY           ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE      DIRECTOR
   NAME, ADDRESS AND AGE      YEAR ENDED SEPTEMBER 30, 2000    SERVES/2/
---------------------------------------------------------------------------
 Elisabeth Allison                      $  69,500                   3
 ANZI, Ltd.
 1770 Massachusetts Ave.
 Cambridge, MA 02410
 Age: 54
---------------------------------------------------------------------------
 Vanessa C.L. Chang                     $  13,500                   1
 11845 Olympic Blvd.
 Los Angeles, CA 90064
 Age: 48
---------------------------------------------------------------------------
 + Gina H. Despres                        None/4/                   4
 3000 K Street, N.W.
 Washington, DC 20007
 Age: 59
---------------------------------------------------------------------------
 Robert A. Fox                          $149,500/3/                 7
 P.O Box 457
 Livingston, CA 95334
 Age: 63
---------------------------------------------------------------------------
 Alan Greenway                          $ 113,000                   3
 7413 Fairway Road
 La Jolla, CA 92037
 Age: 73
---------------------------------------------------------------------------
 + Paul G. Haaga, Jr.                     None/4/                  15
 333 South Hope Street
 Los Angeles, CA  90071
 Age: 52
---------------------------------------------------------------------------
 Koichi Itoh                            $58,000/3/                  3
 7-14-11-104 Minami
 Aoyama
 Minato-ku, Tokyo, Japan
 Age: 60
---------------------------------------------------------------------------
 William H. Kling                       $113,250/3/                 6
 45 East Seventh Street
 St. Paul, MN 55101
 Age: 58
---------------------------------------------------------------------------
 + Jon B. Lovelace                        None/4/                   3
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 74
---------------------------------------------------------------------------
 John G. McDonald                       $241,000/3/                 8
 Graduate School of
 Business
 Stanford University
 Stanford, CA 94305
 Age: 63
---------------------------------------------------------------------------
 ++ William I. Miller                   $62,500/3/                  3
 500 Washington Street
 Box 929
 Columbus, IN 47202
 Age: 44
---------------------------------------------------------------------------
 Kirk P. Pendleton                      $145,833/3/                 6
 Cairnwood, Inc.
 75 James Way
 Southhampton, PA 18966
 Age: 61
---------------------------------------------------------------------------
 Donald E. Petersen                     $102,000/3/                 5
 255 East Brown, Suite 460
 Birmingham, MI 48009
 Age: 74
---------------------------------------------------------------------------
 Rozanne L. Ridgway                     $  15,500                   1
 Baltic-American Enterprise
 Fund
 1625 K Street, N.W.
 Washington, DC 20006
 Age: 65
---------------------------------------------------------------------------
 + Walter P. Stern                        None/4/                   2
 630 Fifth Avenue
 New York, NY 10111
 Age: 72
---------------------------------------------------------------------------




                         New Perspective Fund - Page 8

 [This page is deliberately left blank for this filing.]

                         New Perspective Fund - Page 9

 [This page is deliberately left blank for this filing.]

                         New Perspective Fund - Page 10

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.
1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2000 fiscal year for participating Directors is as follows: Robert A. Fox ($426,400), Koichi Itoh ($135,000), William H. Kling ($156,400), John G.
  McDonald ($171,200), William I. Miller ($132,300), Kirk P. Pendleton ($125,600) and Donald E. Petersen ($24,100). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

4 Gina H. Despres, Paul G. Haaga, Jr., Jon B. Lovelace and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                         New Perspective Fund - Page 11

                                 OTHER OFFICERS

                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Gregg E. Ireland        51   Executive Vice   Senior Vice President, Capital
3000 K Street, N.W.          President        Research and Management Company
Washington, DC 20007
-------------------------------------------------------------------------------
Darcy B. Kopcho         46   Senior Vice      Director, Capital Research and
333 South Hope Street        President        Management Company
Los Angeles, CA 90071                         Executive Vice President and
                                              Director,
                                              Capital Research Company*
-------------------------------------------------------------------------------
Thierry Vandeventer     65   Senior Vice      Director, Capital Research and
3 Place des Bergues          President        Management Company
1201 Geneva,
Switzerland
-------------------------------------------------------------------------------
Jonathan O. Knowles     39   Vice President   Vice President and Director,
25 Bedford Street                             Capital Research Company*
London, England WC2E
9HN
-------------------------------------------------------------------------------
Cathy M. Ward           53   Vice President   Senior Vice President and
333 South Hope Street                         Director,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Vincent P. Corti        44   Secretary        Vice President - Fund Business
333 South Hope Street                         Management Group, Capital
Los Angeles, CA 90071                         Research and Management Company
-------------------------------------------------------------------------------
R. Marcia Gould         46   Treasurer        Vice President - Fund Business
135 South State                               Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Dayna G. Yamabe         34   Assistant        Vice President - Fund Business
135 South State              Treasurer        Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.

All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $21,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended ($2,500 for each meeting attended in conjunction with meetings of the Advisory Board), plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The Investment Adviser also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 15, 2001 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                         New Perspective Fund - Page 12

                             ADVISORY BOARD MEMBERS

                       ADVISORY BOARD MEMBER COMPENSATION

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The fund pays fees of $5,000 per annum to Advisory Board members who are not affiliated with the investment Adviser, plus $5,000 for each meeting attended in conjunction with meetings with the Board of Directors. The members of the Advisory Board and their current or former principal occupations are as follows:



                                                                                            TOTAL COMPENSATION
                                                                                           (INCLUDING VOLUNTARILY
                                                                                                 DEFERRED
                                                                        AGGREGATE            COMPENSATION/1/)
                                                                       COMPENSATION           FROM ALL FUNDS
                                                                  (INCLUDING VOLUNTARILY    MANAGED BY CAPITAL
                                                                         DEFERRED              RESEARCH AND
                                                                     COMPENSATION/1/)       MANAGEMENT COMPANY
                                                                      FROM THE FUND        OR ITS AFFILIATES/2/
                            POSITION            PRINCIPAL           DURING FISCAL YEAR        FOR THE FISCAL
                              WITH            OCCUPATION(S)               ENDED                 YEAR ENDED
NAME, ADDRESS AND AGE      REGISTRANT      DURING PAST 5 YEARS      SEPTEMBER 30, 2000      SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------------------------------------
 Michael R.              Advisory          Chairman of the               $14,000/3/              $14,000/3/
 Bonsignore              Board             Board and Chief
 Honeywell Plaza         Member            Executive Officer,
 P.O. Box 524                              Honeywell Inc.
 Minneapolis, MN
 55440
 Age: 59
-------------------------------------------------------------------------------------------------------------------
 David I. Fisher         Advisory          Director, The                  None/4/                 None/4/
 333 South Hope          Board             Capital
 Street                  Member            Group Companies,
 Los Angeles, CA                           Inc. (an
 90071                                     affiliate of the
 Age: 61                                   Investment
                                           Adviser)
-------------------------------------------------------------------------------------------------------------------
 Jean Gandois            Advisory          Chairman of the               $ 10,000                $ 10,000
 4 rue Quentin           Board Member      Board,
 Bauchart                                  Cockerill Sambre;
 75008 Paris                               President, Conseil
 France                                    National du Patronat
 Age: 70                                   Francais; former
                                           Chairman and
                                           Chief Executive
                                           Officer,
                                           Pechiney
-------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez     Advisory          Chairman of the               $ 10,000                $ 10,000
 Laporte                 Board             Board
 Kimberly Clark          Member            and Chief Executive
 de Mexico, SA                             Officer,
 103-3 Colonia                             Kimberly Clark
 Polanco Los Morales                       de Mexico, SA
 Mexico, DF, Mexico
 Age: 66
-------------------------------------------------------------------------------------------------------------------
 Sir Peter Holmes        Advisory          Director and former           $ 10,000                $ 10,000
 Shell Centre            Board             Chairman
 London, SE1 7NA         Member            of the Board
 United Kingdom                            and Managing
 Age: 68                                   Director,
                                           The Royal
                                           Dutch/Shell
                                           Group of Companies
-------------------------------------------------------------------------------------------------------------------
 Jae H. Hyun             Advisory          Chairman, Tong Yang           $ 10,000                $ 10,000
 Tong Yang Group         Board             Group
 185, 2-Ka,              Member
 Eulchi-ro, Chung-ku
 Seoul, Korea 100-192
 Age: 52
-------------------------------------------------------------------------------------------------------------------
 Baron Gualtherus        Advisory          Chairman of the               $ 10,000                $ 10,000
 Kraijenhoff             Board             Supervisory Council,
 Stoeplaan 9, Flat 58    Member            AKZO N.V.
 The Netherlands
 Age: 78
-------------------------------------------------------------------------------------------------------------------
 Pierre Lescure          Advisory          Chairman and                  $ 10,000                $ 10,000
 CANAL +                 Board             Chief Executive
 85-89 quai Andre        Member            Officer, CANAL +
 Citroen
 F-75015 Paris
 France
 Age: 55
-------------------------------------------------------------------------------------------------------------------
 Shijuro Ogata           Advisory          Non-executive                 $ 10,000                $ 10,000
 Ota-ku, Tokyo           Board             Director,
 145-0071                Member            Fuji Xerox Co. Ltd.
 Age: 73                                   And Horiba Ltd.
-------------------------------------------------------------------------------------------------------------------
 Alessandro Ovi          Advisory          Chief Executive               $ 10,000                $ 10,000
 Tecnitel                Board             Officer,
 Via Abruzzi, 3          Member            Tecnitel
 Rome, Italy
 Age: 57
-------------------------------------------------------------------------------------------------------------------
 Henry B. Schact         Advisory Board    Director and Senior           $ 10,000                $ 10,000
 E.M. Warburg, Pincus    Member            Adviser, E.M.
 & Co., LLC                                Warburg, Pincus &
 466 Lexington Avenue                      Co., LLC; Director,
 New York, NY                              Lucent Technologies
 Age: 66
-------------------------------------------------------------------------------------------------------------------
 Orville H. Schell       Advisory          Dean, Graduate                $ 10,000                $ 10,000
 Graduate School of      Board             School of
 Journalism              Member            Journalism,
 121 North Gate Hall                       University of
 University of                             California, Berkeley
 California
 Berkeley, CA 94720
 Age: 60
-------------------------------------------------------------------------------------------------------------------
 Bruce B. Teele          Advisory          Chairman and                  $ 10,000                $ 10,000
 Australian              Board             Chief Executive
 Foundation              Member            Officer, J.B. Were &
 Investment Co. Ltd.                       Son;
 101 Collins Street                        Chairman,
 Melbourne, Victoria                       Australian
 3000                                      Foundation
 Australia                                 Investment Co. Ltd.
 Age: 63
-------------------------------------------------------------------------------------------------------------------







                           TOTAL NUMBER
                          OF FUND BOARDS
                             ON WHICH
                          ADVISORY BOARD
NAME, ADDRESS AND AGE    MEMBER SERVES/2/
------------------------------------------
 Michael R.                     1
 Bonsignore
 Honeywell Plaza
 P.O. Box 524
 Minneapolis, MN
 55440
 Age: 59
------------------------------------------
 David I. Fisher                2
 333 South Hope
 Street
 Los Angeles, CA
 90071
 Age: 61
------------------------------------------
 Jean Gandois                   1
 4 rue Quentin
 Bauchart
 75008 Paris
 France
 Age: 70
------------------------------------------
 Claudio X. Gonzalez            1
 Laporte
 Kimberly Clark
 de Mexico, SA
 103-3 Colonia
 Polanco Los Morales
 Mexico, DF, Mexico
 Age: 66
------------------------------------------
 Sir Peter Holmes               1
 Shell Centre
 London, SE1 7NA
 United Kingdom
 Age: 68
------------------------------------------
 Jae H. Hyun                    1
 Tong Yang Group
 185, 2-Ka,
 Eulchi-ro, Chung-ku
 Seoul, Korea 100-192
 Age: 52
------------------------------------------
 Baron Gualtherus               1
 Kraijenhoff
 Stoeplaan 9, Flat 58
 The Netherlands
 Age: 78
------------------------------------------
 Pierre Lescure                 1
 CANAL +
 85-89 quai Andre
 Citroen
 F-75015 Paris
 France
 Age: 55
------------------------------------------
 Shijuro Ogata                  1
 Ota-ku, Tokyo
 145-0071
 Age: 73
------------------------------------------
 Alessandro Ovi                 1
 Tecnitel
 Via Abruzzi, 3
 Rome, Italy
 Age: 57
------------------------------------------
 Henry B. Schact                1
 E.M. Warburg, Pincus
 & Co., LLC
 466 Lexington Avenue
 New York, NY
 Age: 66
------------------------------------------
 Orville H. Schell              1
 Graduate School of
 Journalism
 121 North Gate Hall
 University of
 California
 Berkeley, CA 94720
 Age: 60
------------------------------------------
 Bruce B. Teele                 1
 Australian
 Foundation
 Investment Co. Ltd.
 101 Collins Street
 Melbourne, Victoria
 3000
 Australia
 Age: 63
------------------------------------------




                         New Perspective Fund - Page 13

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                         New Perspective Fund - Page 14

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                         New Perspective Fund - Page 15

1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designed by the Advisory Board member.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2000 fiscal year for participating Members of the Advisory Board is as follows:
  Michael R. Bonsignore ($90,400). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid.


                         New Perspective Fund - Page 16

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until December 31, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund and the travel expenses of directors and members of the Advisory Board incurred in connection with attendance of meetings of those boards.The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative services; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation paid to directors and members of the Advisory Board unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                         New Perspective Fund - Page 17

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, 0.39% on net assets between $10.5 billion and $17 billion, 0.385% on assets between $17 billion and $21 billion, 0.38% on net assets between $21 billion and $27 billion, 0.375% on net assets between $27 billion and $34 billion, 0.37% on assets between $34 billion and $44 billion, and 0.365% on net assets in excess of $44 billion.


The Investment Adviser has agreed that in the event the expenses of Class A shares of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees. For the fiscal years ended 2000, 1999, and 1998, the Investment Adviser received advisory fees of $130,767,000, $90,549,000, and $72,691,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser, relating to the fund's Class C and F shares, will continue in effect until December 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund.
 The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's Class C and F shares.
 Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The fund's Class C and F shares pay only those transfer agent fees that are attributed to accounts and activities generated by their


                         New Perspective Fund - Page 18
respective share class. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average net assets of the fund's Class C and F shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


Commissions retained by the Principal Underwriter on sales of Class A shares during the 2000 fiscal year amounted to $17,367,000 after an allowance of $84,218,000 to dealers. During the fiscal years ended 1999 and 1998, the Principal Underwriter retained $14,809,000 and $11,088,000, respectively, on sales of Class A shares after an allowance of $73,716,000 and $55,870,000 to dealers, respectively. Revenue retained and service fees received by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $2,408,000 after compensation of $10,948,000 to dealers.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend (i) for Class A shares, up to 0.25% of its net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its net assets attributable


                         New Perspective Fund - Page 19
to Class B shares, (iii) for Class C shares, 1.00% of its net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its net assets attributable to Class F shares, to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit.
 After five quarters these commissions are not recoverable.


For Class B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualfied dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.


During the 2000 fiscal year, the fund paid or accrued $81,223,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares and $720,000 under the Plan for Class B shares. As of September 30, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $5,780,000 and $201,000, respectively.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital


                         New Perspective Fund - Page 20
losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short--


                         New Perspective Fund - Page 21
     term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


                         New Perspective Fund - Page 22

     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight-line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


SHAREHOLDER TAXATION - In January of each year individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be


                         New Perspective Fund - Page 23
treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations.
 The foreign tax credit available to shareholders is subject to certain limitation imposed by the Code.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


                         New Perspective Fund - Page 24

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                         New Perspective Fund - Page 25

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares may only be purchased through fee-based programs of investment firms and registered investment advisers who have special agreements with the fund's distributor. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase


                         New Perspective Fund - Page 26
pension and profit sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                  FUND      FUND      FUND       FUND
                                                 NUMBER    NUMBER    NUMBER     NUMBER
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/ . . .     33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/(R)/ . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/ . . . .     04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/ . . . . .     01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/SM/ . . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/ . . .     19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/ . . .     39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                         New Perspective Fund - Page 27

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                       DEALER
                                                               SALES CHARGE AS       CONCESSION
                                                              PERCENTAGE OF THE:    AS PERCENTAGE
                                                              ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                        NET AMOUNT  OFFERING     OFFERING
                                                             -INVESTED-   PRICE         PRICE
------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000  . . . . . . . . . . . . . . . . . . . .     6.10%      5.75%         5.00%
$25,000 but less than $50,000  . . . . . . . . . . . . . .     5.26       5.00          4.25
$50,000 but less than $100,000. .                              4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                             3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                              3.63       3.50          2.75
$250,000 but less than $500,000 .                              2.56       2.50          2.00
$500,000 but less than $750,000 .                              2.04       2.00          1.60
$750,000 but less than $1 million                              1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE


                         New Perspective Fund - Page 28

IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation; and

(7) wholesalers and full-time employees of insurance companies involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


                         New Perspective Fund - Page 29

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



 CONTINGENT DEFERRED SALES CHARGE ON
       SHARES SOLD WITHIN YEAR               AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                  1                                     5.00%
                  2                                     4.00%
                  3                                     4.00%
                  4                                     3.00%
                  5                                     2.00%
                  6                                     1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


                         New Perspective Fund - Page 30

For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your


                         New Perspective Fund - Page 31
     request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     . endowments or foundations established and controlled by you or your immediate family.


                         New Perspective Fund - Page 32

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, excluding individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A AND C SHARES - Any CDSC on Class A and C shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                         New Perspective Fund - Page 33

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. In the case of an IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, the assets may only be invested in Class A shares of the American Funds. Such investments will be at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Class A share investments of $1 million or more (see "Dealers Commissions and Compensation" above).


                         New Perspective Fund - Page 34

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter.


Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and


                         New Perspective Fund - Page 35

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.


                         New Perspective Fund - Page 36

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B, C or F shares of The Cash Management Trust.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A, B, C or F shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any CDSC on Class A or C shares will be credited to your account). In addition, proceeds from a redemption or a dividend or capital gain distribution of Class C shares may be reinvested in Class C shares. Redemption proceeds of shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                         New Perspective Fund - Page 37

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment


                         New Perspective Fund - Page 38
requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges of Class F shares generally may only be done through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" -- "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares"--"Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number


                         New Perspective Fund - Page 39

(generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                         New Perspective Fund - Page 40

Brokerage commissions paid on portfolio transactions for the fiscal years ended 2000, 1999 and 1998, amounted to $36,012,000, $17,027,000 and $14,763,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $28,997,000 for Class A shares and $72,000 for Class B shares for the 2000 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


                         New Perspective Fund - Page 41

OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                    $28.66
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                     $30.41


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.08% based on a 30-day (or one month) period ended September 30, 2000, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended September 30, 2000 were 12.10%, 17.70% and 16.93%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended September 30, 2000 were 18.93%, 19.10% and 17.62%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C and F shares.


                         New Perspective Fund - Page 42

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                         New Perspective Fund - Page 43

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                         New Perspective Fund - Page 44

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


                         New Perspective Fund - Page 45

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                         New Perspective Fund - Page 46

New Perspective Fund, Inc.
Investment Portfolio, September 30, 2000                                             Percent
                                                                                      of Net
                                                                                      Assets
LARGEST INDUSTRY HOLDINGS                                   LARGEST INDIVIDUAL      --------
                                                                      HOLDINGS
10.23% Pharmaceuticals                                             AstraZeneca          3.14%
8.40% Media                                                             Pfizer           2.19
8.01% Diversified Telecommunication                             Vodafone Group           2.04
      Services
5.59% Semiconductor Equipment & Products                                Viacom           2.02
4.76% Banks                                                              Nokia           1.85
49.88% Other Industries                                            Time Warner           1.52
0.50% Bonds & Notes                                                 News Corp.           1.39
12.63% Cash & Equivalents                                  Telefonos de Mexico           1.36
                                                                 Philip Morris           1.31
                                                               Bank of America           1.21

                                                                     Shares or        Market   Percent
                                                                     Principal         Value    of Net
Equity Securitites                                                      Amount    (Millions)    Assets
-----------------------------------                                   --------      --------  --------

PHARMACEUTICALS  -  10.23%
AstraZeneca PLC (United Kingdom)                                     19,589,994    $1,027.225
AstraZeneca PLC (ADR)                                                   555,000        29.172      3.14
Pfizer Inc (USA)                                                     16,440,000       738.772      2.19
Pharmacia Corp. (formed by the merger                                 6,200,000       373.163      1.11
of Pharmacia & Upjohn, Inc. and
Monsanto Co.) (USA)
Elan Corp., PLC (ADR) (Ireland) (1)                                   5,242,200       287.010       .85
Teva Pharmaceutical Industries                                        3,200,000       234.200       .70
 Ltd. (ADR) (Israel)
Shionogi & Co., Ltd. (Japan)                                         11,033,000       205.904       .61
Bristol-Myers Squibb Co. (USA)                                        3,120,000       178.230       .53
Glaxo Wellcome PLC (ADR) (United Kingdom)                             1,044,000        63.097
Glaxo Wellcome PLC                                                      563,264        17.043       .24
Chugai Pharmaceutical Co., Ltd. (Japan)                               4,300,000        78.178       .23
Merck & Co., Inc. (USA)                                               1,000,000        74.438       .22
Yamanouchi Pharmaceutical Co.,                                        1,000,000        48.162       .14
Ltd. (Japan)
Fujisawa Pharmaceutical Co. Ltd. (Japan)                              1,052,000        38.779       .12
American Home Products Corp. (USA)                                      600,000        33.938       .10
SmithKline Beecham PLC (ADR) (United                                    250,000        17.156       .05
 Kingdom)


MEDIA  -  8.40%
Viacom Inc., Class B (USA) (1)                                       10,653,825       623.249
Viacom Inc., Class A (1)                                              1,000,000        58.500      2.02
Time Warner Inc. (USA)                                                6,547,000       512.303      1.52
News Corp. Ltd. (ADR) (Australia)                                     4,791,600       268.629
News Corp. Ltd., preferred (ADR)                                      2,548,800       119.475
News Corp. Ltd.                                                       3,964,970        55.926
News Corp. Ltd., preferred                                            2,045,522        24.500      1.39
Seagram Co. Ltd. (Canada)                                             3,910,200       224.592       .67
CANAL+ (France)                                                       1,275,000       191.053       .57
Walt Disney Co. (USA)                                                 4,250,000       162.562       .48
Reuters Group PLC (United Kingdom)                                    6,770,400       128.233       .38
Clear Channel Communications,                                         1,632,800        92.253       .27
 Inc. (USA) (1)
Grupo Televisa, SA, ordinary                                          1,316,400        75.940       .23
 participation certificates (ADR)
 (Mexico) (1)
Interpublic Group of Companies,                                       2,200,000        74.938       .22
 Inc. (USA)
Independent Newspapers, PLC (Ireland)                                19,915,044        72.978       .22
Pearson PLC (United Kingdom)                                          2,163,636        60.063       .18
Lagardere Groupe SCA (France)                                           700,000        42.433       .13
Dow Jones & Co., Inc. (USA)                                             491,600        29.742       .09
EMI Group PLC (United Kingdom)                                        1,375,569        10.974       .03


DIVERSIFIED TELECOMMUNICATION
  SERVICES  -  8.01%
Telefonos de Mexico, SA de CV,                                        8,599,060       457.363      1.36
 Class L (ADR) (Mexico)
AT&T Corp. (USA)                                                     13,700,000       402.438      1.20
Telecom Italia SpA, nonconvertible                                   27,127,995       148.108
  savings shares (Italy)
Telecom Italia SpA, ordinary shares                                  12,827,500       136.532       .85
DDI Corp. (Japan)                                                        34,500       226.869       .67
WorldCom, Inc. (formerly MCI                                          6,618,591       201.040       .60
 WorldCom, Inc.) (USA) (1)
Sprint FON Group (USA)                                                5,500,000       161.219       .48
Deutsche Telekom AG (Germany)                                         3,523,600       121.031       .36
Global Crossing Ltd. (USA -                                           3,880,000       120.280       .36
  Incorporated in Bermuda) (1)
SBC Communications Inc. (USA)                                         2,351,600       117.580       .35
France Telecom, SA (France)                                           1,000,000       107.196       .32
Tele Danmark AS (Denmark)                                             1,182,300        65.072
Tele Danmark AS, Class B (ADR)                                        1,398,600        39.336       .31
Nippon Telegraph and Telephone                                            7,652        75.124       .22
  Corp. (Japan)
Koninklijke KPN NV (formerly                                          3,399,332        74.080       .22
 Koninklijke PTT Nederland
  NV)(Netherlands)
Telefonica, SA (Spain) (1)                                            2,837,170        56.242       .17
British Telecommunications                                            5,157,000        54.171       .16
 PLC (United Kingdom)
Embratel Participacoes SA,                                            2,500,000        46.250       .14
  preferred nominative (ADR) (Brazil)
VersaTel Telecom International                                        1,500,000        34.569       .10
  NV (Netherlands) (1)
Korea Telecom Corp. (South Korea)                                       383,250        22.961       .07
Telecom Corp. of New Zealand                                          5,475,250        13.648
 Ltd. (New Zealand)
Telecom Corp. of New Zealand Ltd. (2)                                 1,468,000         3.659       .05
Global TeleSystems, Inc. (USA) (1)                                    1,830,000         8.349       .02


SEMICONDUCTOR EQUIPMENT &
 PRODUCTS - 5.59%
Micron Technology, Inc. (USA) (1)                                     8,500,000       391.000      1.16
Taiwan Semiconductor Manufacturing                                   93,830,600       311.590       .93
  Co. Ltd. (Taiwan) (1)
Samsung Electronics Co.,                                              1,636,936       296.557       .88
 Ltd. (South Korea)
Advanced Micro Devices, Inc. (USA) (1)                                9,000,000       212.625       .63
Hyundai Electronics Industries                                       13,196,400       188.774       .56
  Co., Ltd. (South Korea) (1)
Texas Instruments Inc. (USA)                                          3,000,000       141.563       .42
Rohm Co., Ltd. (Japan)                                                  400,000       109.697       .32
Murata Manufacturing Co., Ltd. (Japan)                                  564,000        77.833       .23
AIXTRON AG (Germany)                                                    493,000        61.815       .18
Altera Corp. (USA) (1)                                                  800,000        38.200       .11
Intel Corp. (USA)                                                       900,000        37.406       .11
ASM Lithography Holding                                                 456,000        15.140
  NV (Netherlands) (1)
ASM Lithography Holding NV (New                                         250,000         8.078       .06
  York registered) (1)


BANKS  -  4.76%
Bank of America Corp. (USA)                                           7,800,000       408.525      1.21
Royal Bank of Canada (Canada)                                         7,954,000       236.273       .70
Bank of Nova Scotia (Canada)                                          7,719,000       224.419       .67
Sakura Bank, Ltd. (Japan)                                            28,200,000       210.514       .62
ABN AMRO Holding NV (Netherlands)                                     5,916,691       137.925       .41
Mizuho Holdings, Inc. (Japan) (1)                                        14,460       119.194       .35
Westpac Banking Corp. (Australia)                                    16,049,832       111.015       .33
Australia and New Zealand Banking                                    12,143,541        87.487       .26
  Group Ltd. (Australia)
Toronto-Dominion Bank (Canada)                                        1,223,700        35.943       .11
San Paolo-IMI SpA (Italy)                                             2,000,000        32.314       .10


COMMUNICATIONS EQUIPMENT  -  3.88%
Nokia Corp., Class A (Finland)                                        8,300,000       336.543
Nokia Corp., Class A (ADR)                                            7,200,000       286.650      1.85
Telefonaktiebolaget LM Ericsson,                                     26,000,000       395.535      1.17
  Class B (Sweden)
Motorola, Inc. (USA)                                                  6,030,000       170.348       .50
Cisco Systems, Inc. (USA) (1)                                         1,400,000        77.350       .23
Matsushita Communication Industrial                                     330,000        44.654       .13
  Co., Ltd. (Japan)


METALS & MINING  -  3.29%
Alcoa Inc. (USA)                                                      9,230,000       233.634       .69
Barrick Gold Corp. (Canada)                                          10,000,000       152.500       .45
De Beers Consolidated Mines                                           2,837,500        78.864
  Ltd. (South Africa)
De Beers Consolidated Mines Ltd. (ADR)                                1,992,400        55.165       .40
Newmont Mining Corp. (USA)                                            7,150,000       121.550       .36
Anglo American PLC (United Kingdom)                                   1,650,000        87.329       .26
Placer Dome Inc. (Canada)                                             9,000,000        84.938       .25
Pechiney, Class A (France)                                            1,856,909        74.276       .22
Broken Hill Proprietary Co.                                           5,391,198        56.008       .17
  Ltd. (Australia)
Usinor (formerly Unisor Sacilor)(France)                              4,700,000        42.705       .13
Billiton PLC (United Kingdom)                                        10,372,416        37.046       .11
Homestake Mining Co. (USA)                                            7,000,000        36.313       .11
WMC Ltd. (Australia)                                                  7,000,000        28.945       .09
Gold Fields Ltd.(South Africa)                                        5,191,105        16.471       .05
Cia. Vale do Rio Doce, preferred                                         38,400          .000       .00
  nominative, Class B (Brazil) (1) (3)


OIL & GAS  -  3.04%
TOTAL FINA SA, Class B (formerly                                      3,871,884       284.341
  Total Fina SA) (ADR) (France)
TOTAL FINA SA, Class B                                                  715,688       104.778      1.15
Royal Dutch Petroleum Co. (New                                        1,952,000       116.998
  York registered) (Netherlands)
"Shell" Transport and Trading                                         9,000,000        73.264       .57
  Co., PLC (United Kingdom)
ENI SpA (Italy)                                                      31,100,000       164.768       .49
Canadian Occidental Petroleum                                         2,204,097        55.073       .16
  Ltd. (Canada)
Phillips Petroleum Co. (USA)                                            844,700        53.005       .16
Unocal Corp. (USA)                                                    1,400,000        49.613       .15
Talisman Energy Inc. (Canada) (1)                                     1,034,300        36.257       .11
LUKOIL (ADR) (Russia)                                                   520,000        29.952       .09
Texaco Inc. (USA)                                                       500,000        26.250       .08
Chevron Corp. (USA)                                                     300,000        25.575       .08


FOOD PRODUCTS  -  2.71%
Nestle SA (Switzerland)                                                 147,400       307.689       .91
Groupe Danone (France)                                                1,446,898       198.796       .59
Unilever PLC (United Kingdom)                                        13,715,526        88.753
Unilever NV (New York registered                                        400,000        19.300
  shares) (Netherlands)
Unilever NV                                                             300,000        14.570       .36
Uni-President Enterprises Co. (Taiwan)                              113,400,000        80.022       .24
Sara Lee Corp. (USA)                                                  3,750,000        76.172       .23
Archer Daniels Midland Co. (USA)                                      8,174,890        70.508       .21
Nabisco Group Holdings Corp. (USA)                                    2,000,000        57.000       .17


WIRELESS TELECOMMUNICATION
  SERVICES  -  2.58%
Vodafone Group PLC (formerly Vodafone                               180,146,362       672.024
 AirTouch) (United Kingdom)
Vodafone Group PLC (ADR)                                                385,000        14.245      2.04
Crown Castle International                                            4,912,360       152.590
  Corp. (USA) (1)
Crown Castle 6.50% convertible                                         $555,900        28.281       .54
  preferred 2012 (1)


BEVERAGES  -  2.26%
Coca-Cola Co. (USA)                                                   6,300,000       347.288      1.03
Coca-Cola Enterprises Inc. (USA)                                      8,950,000       142.641       .42
PepsiCo, Inc. (USA)                                                   2,250,000       103.500       .31
Cia. de Bebidas das Americas -                                        3,278,600        72.539       .22
  AmBev (ADR) (formerly Cia. Cervejaria
  Brahma) (Brazil) (1)
Heineken NV (Netherlands)                                             1,100,000        61.192       .18
Lion Nathan Ltd. (New Zealand)                                        9,800,000        19.159       .06
Foster's Brewing Group Ltd. (Australia)                               6,000,000        13.997       .04


DIVERSIFIED FINANCIALS  -  2.22%
ING Groep NV (Netherlands)                                            4,233,085       282.130
ING Groep NV, warrants, expire 2008 (1)                                 590,000        16.801       .89
Investor AB, Class B (Sweden)                                        12,200,000       172.928       .51
Citigroup Inc. (USA)                                                  2,750,000       148.672       .44
Associates First Capital Corp.,                                       2,375,000        90.250       .27
  Class A (USA)
OM Gruppen AB (Sweden)                                                  900,000        38.692       .11


INSURANCE  -  2.15%
American International Group, Inc. (USA)                              2,734,569       261.664       .78
Allianz AG (Germany)                                                    234,000        76.760       .23
QBE Insurance Group Ltd. (Australia)                                 15,869,886        75.332       .22
AEGON NV (Netherlands)                                                1,788,888        67.527       .20
Fairfax Financial Holdings                                              352,800        44.135
 Ltd. (Canada) (1)
Fairfax Financial Holdings Ltd. (1) (2)                                  93,000        11.634       .17
Berkshire Hathaway Inc.,                                                    860        55.384       .16
 Class A (USA) (1)
Yasuda Fire and Marine Insurance                                     10,000,000        53.163       .16
  Co., Ltd. (Japan)
Royal & Sun Alliance Insurance Group                                  6,700,000        44.742       .13
  PLC (United Kingdom)
Assicurazioni Generali SpA (Italy)                                    1,100,000        35.258       .10


COMPUTERS & PERIPHERALS  -  2.11%
Fujitsu Ltd. (Japan)                                                 10,386,000       241.445       .72
Toshiba Corp. (Japan)                                                15,600,000       125.846       .37
International Business Machines                                       1,100,000       123.750       .37
  Corp. (USA)
Compaq Computer Corp. (USA)                                           2,300,000        63.434       .19
Hewlett-Packard Co. (USA)                                               616,700        59.820       .18
Gateway, Inc. (USA) (1)                                                 811,100        37.919       .11
Dell Computer Corp. (USA) (1)                                         1,000,000        30.813       .09
NEC Corp. (Japan)                                                     1,151,000        26.171       .08


PAPER & FOREST PRODUCTS  -  1.83%
International Paper Co. (USA)                                         8,900,000       255.319       .76
Georgia-Pacific Corp.(USA)                                            5,100,000       119.850       .35
Abitibi-Consolidated Inc. (Canada)                                    8,072,755        75.374       .22
UPM-Kymmene Corp. (Finland)                                           1,953,000        49.959       .15
Stora Enso Oyj (Finland)                                              5,800,000        48.602       .14
Weyerhaeuser Co. (USA)                                                  700,000        28.263       .08
Louisiana-Pacific Corp. (USA)                                         2,550,000        23.428       .07
Rayonier Inc. (USA)                                                     600,000        21.563       .06


INDUSTRIAL CONGLOMERATES  -  1.71%
Siemens AG (Germany)                                                  2,330,000       299.865       .89
Norsk Hydro AS (Norway)                                               3,600,000       150.767       .45
General Electric Co. (USA)                                              900,000        51.919       .15
Southcorp Ltd. (Australia)                                           14,314,649        39.815       .12
Smiths Industries PLC (United Kingdom)                                1,800,000        18.655       .05
Preussag AG (Germany)                                                   537,619        16.473       .05


HOUSEHOLD DURABLES  -  1.51%
Sony Corp. (Japan)                                                    3,064,800       311.107       .92
Koninklijke Philips Electronics                                       4,105,040       176.779       .52
  NV (Netherlands)
Newell Rubbermaid Inc. (USA)                                          1,000,000        22.813       .07


ELECTRONIC EQUIPMENT &
  INSTRUMENTS  -  1.44%
Hon Hai Precision Industry Co                                        30,108,000       198.041       .59
 . Ltd. (Taiwan)
Hitachi, Ltd. (Japan)                                                11,500,000       133.565       .40
Samsung Electro-Mechanics                                             2,288,990        77.395       .23
  Co. (South Korea) (1)
Hirose Electric Co., Ltd. (Japan)                                       300,000        39.178       .12
TDK Corp. (Japan)                                                       255,000        32.356       .10


TOBACCO  -  1.43%
Philip Morris Companies Inc. (USA)                                   15,020,000       442.151      1.31
Gallaher Group PLC (United Kingdom)                                   5,455,100        32.640
Gallaher Group PLC (ADR)                                                300,000         6.975       .12


HOTELS RESTAURANTS & LEISURE  -  1.41%
Carnival Corp. (USA)                                                  7,890,000       194.291       .58
MGM Mirage, Inc. (formerly Mirage                                     3,153,000       120.405
  Resorts, Inc.)(USA) (2)
MGM Mirage, Inc. (formerly Mirage                                       647,000        24.707       .43
  Resorts, Inc.)
Starbucks Corp. (USA) (1)                                             2,950,000       118.184       .35
Hilton Group PLC (United Kingdom)                                     5,480,000        15.707       .05


CHEMICALS  -  1.33%
Dow Chemical Co. (USA)                                                6,810,000       169.824       .50
BOC Group PLC (United Kingdom)                                        3,500,000        46.280       .14
Bayer AG (Germany)                                                    1,200,000        44.397       .13
FMC Corp. (USA) (1)                                                     559,800        37.542       .11
Methanex Corp. (Canada) (1)                                           7,250,000        35.653       .10
Valspar Corp. (USA)                                                   1,512,200        34.765       .10
Praxair, Inc. (USA)                                                     800,000        29.900       .09
L'Air Liquide (France)                                                  249,010        29.222       .09
Imperial Chemical Industries                                          1,046,000        24.254       .07
  PLC (ADR) (United Kingdom)


SOFTWARE  -  1.28%
Microsoft Corp. (USA) (1)                                             2,100,000       126.656       .38
Autonomy Corp. PLC (United Kingdom) (1)                               2,190,000       122.640       .36
Baltimore Technologies PLC (United                                    6,700,000        68.300       .20
  Kingdom) (1)
Cadence Design Systems, Inc. (USA) (1)                                2,440,500        62.690       .19
PeopleSoft, Inc. (USA) (1)                                            1,750,000        48.891       .15


MACHINERY  -  1.21%
Mitsubishi Heavy Industries, Ltd.(Japan)                             38,000,000       150.634       .45
Invensys PLC (United Kingdom)                                        41,170,000        89.868       .27
Fanuc Ltd. (Japan)                                                      515,000        57.000       .17
Deere & Co. (USA)                                                     1,200,000        39.900       .12
TI Group PLC (United Kingdom)                                         5,781,991        29.642       .09
Caterpillar Inc. (USA)                                                  700,000        23.625       .07
Kvaerner ASA, Class A (Norway) (1)                                    1,396,552        13.237       .04


COMMERCIAL SERVICES & SUPPLIES  -  1.16%
Cendant Corp. (USA) (1)                                              15,152,900       164.788       .49
Granada Compass PLC (United Kingdom) (1)                             12,150,000       113.626       .34
Williams PLC (United Kingdom)                                         9,076,923        44.254       .13
Adecco SA (Switzerland)                                                  45,000        29.224       .09
Rentokil Initial PLC (United Kingdom)                                10,000,000        22.420       .07
Pitney Bowes Inc. (USA)                                                 373,000        14.710       .04


AEROSPACE & DEFENSE  -  1.02%
Bombardier Inc., Class B (Canada)                                    10,500,000       181.419       .54
Lockheed Martin Corp. (USA)                                           1,846,400        60.857       .18
Northrop Grumman Corp. (USA)                                            500,000        45.437       .13
BAE SYSTEMS (United Kingdom)                                          6,164,661        33.243       .10
Honeywell International Inc. (USA)                                      700,000        24.937       .07


AUTOMOBILES  -  0.87%
Honda Motor Co., Ltd. (Japan)                                         2,796,000       103.066       .31
Suzuki Motor Corp. (Japan)                                            8,658,000        90.052       .27
Renault SA (France)                                                   1,500,000        64.371       .19
General Motors Corp. (USA)                                              500,000        32.500       .10


HEALTH CARE EQUIPMENT & SUPPLIES - 0.76%
Guidant Corp. (USA) (1)                                               2,000,000       141.375       .42
Luxottica Group SpA (ADR) (Italy)                                     4,225,400        68.134       .20
Medtronic, Inc. (USA)                                                   900,000        46.631       .14


MULTI-UTILITIES  -  0.63%
Williams Companies, Inc. (USA)                                        5,013,700       211.829       .63


BUILDING PRODUCTS  -  0.62%
Nippon Sheet Glass Co., Ltd. (Japan)                                 10,994,000       176.666       .52
Asahi Glass Co., Ltd. (Japan)                                         3,349,000        34.275       .10


IT CONSULTING & SERVICES  -  0.61%
CMG PLC (United Kingdom)                                              3,632,000        70.240
CMG PLC (Netherlands)                                                 1,488,000        28.906       .29
Amdocs Ltd. (USA) (1)                                                 1,400,000        87.325       .26
Electronic Data Systems Corp. (USA)                                     450,000        18.675       .06


MULTILINE RETAIL  -  0.60%
Ito-Yokado Co., Ltd. (Japan)                                          1,330,000        69.352       .21
Wal-Mart Stores, Inc. (USA)                                           1,350,000        64.969       .19
Kingfisher PLC (United Kingdom)                                       5,607,529        36.618       .11
Wal-Mart de Mexico, SA de CV,                                        10,995,004        22.889
  Class V (Mexico) (1)
Wal-Mart de Mexico, SA de CV,                                         3,624,400         7.169       .09
  Class C (1)


LEISURE EQUIPMENT & PRODUCTS  -  0.54%
Nintendo Co., Ltd. (Japan)                                              830,000       151.671       .45
Hasbro, Inc. (USA)                                                    2,700,000        30.881       .09


OTHER INDUSTRIES - 5.02%
Avon Products, Inc. (USA)                                             3,983,300       162.817       .48
EPCOS AG (Germany) (1)                                                1,717,000       139.482       .41
Japan Airlines Co., Ltd. (Japan)                                     32,590,000       123.454       .37
Baker Hughes Inc. (USA)                                               2,600,000        96.525       .29
Genentech, Inc. (USA) (1)                                               466,800        86.679       .26
Smurfit Group (Ireland)                                              47,610,745        83.660       .25
Smurfit-Stone Container Corp. (USA) (1)                               6,455,700        77.468       .23
Yahoo  Inc. (USA) (1)                                                   805,000        73.255       .22
Gap, Inc. (USA)                                                       3,320,000        66.815       .20
Bergesen d.y. AS, Class A (Norway)                                    2,455,350        51.685
Bergesen d.y. AS, Class B                                               795,000        15.026       .20
Intershop Communications AG (Germany)(1)                                965,000        62.885       .19
Kimberly-Clark Corp. (USA)                                            1,066,700        59.535       .18
Quintiles Transnational Corp. (USA) (1)                               3,701,000        58.985       .17
United Parcel Service, Inc. (USA)                                     1,017,300        57.350       .17
Canadian Pacific Ltd. (Canada)                                        2,000,000        52.000       .15
Schlumberger Ltd. (Netherlands Antilles)                                598,300        49.247       .15
Marubeni Corp. (Japan) (1)                                           16,629,600        41.739       .12
Scottish Power PLC (United Kingdom)                                   5,157,902        40.006       .12
Canon Inc. (Japan)                                                      900,000        39.928       .12
TNT Post Groep NV(Netherlands)                                        1,652,573        38.450       .11
RWE AG (Germany)                                                      1,034,900        36.370       .11
NIKE, Inc., Class B (USA)                                               900,000        36.056       .11
AMR Corp. (USA) (1)                                                   1,100,000        35.956       .11
Reckitt Benckiser PLC (United Kingdom)                                2,653,125        32.396       .10
Christian Dior SA (France)                                              600,000        32.344       .10
Ushio Inc. (Japan)                                                    1,092,000        23.565       .07
Southern Energy, Inc. (USA) (1)                                         356,000        11.169       .03


MISCELLANEOUS  - .66%
Other equity securities in initial                                                    221.257       .66
  period of acquisition


Total Equity Securities (cost:                                                     29,250.727     86.87
    $20,830.563 million)




                                                                     Principal        Market   Percent
                                                                        Amount         Value    of Net
Bonds & Notes                                                       (Millions)    (Millions)    Assets
---------------------------------                                     --------      --------  --------

NON U.S. GOVERNMENT OBLIGATIONS - 0.50%
Brazil (Federal Republic of),                                          $211.495       162.322
  Bearer 8.00% 2014 (4)
Brazil (Federal Republic of),                                             9.851         7.561       .50
  Front-Loaded Interest Reduction Bond,
  Series L, 8.00% 2014 (4)


Total Bonds & Notes (cost:                                                            169.883       .50
    $130.596 million)




                                                                     Principal        Market   Percent
                                                                        Amount         Value    of Net
Short-Term Securities                                               (Millions)    (Millions)    Assets
------------------------------                                        --------      --------  --------

CORPORATE SHORT-TERM NOTES - 10.81%
Toyota Motor Corp. 6.47%-6.49%                                         $107.000      $106.651     .32%
  due 10/3-10/27/2000
Eastman Kodak Co. 6.47%-6.50%                                           105.000       104.156       .31
  due 10/3-12/1/2000
AT&T Corp. 6.47%-6.52%                                                  103.400       102.183       .30
  due 10/20/2000-1/12/2001
Bank of Nova Scotia 6.64%-6.68%                                         100.000        99.996       .30
  due 11/1/2000-1/8/2001
Monte Rosa Capital Corp. 6.50%-6.53%                                    100.000        99.714       .30
  due 10/3-10/24/2000
Halifax Group PLC 6.49%-6.55%                                           100.000        99.703       .30
  due 10/5-10/30/2000
CDC Commercial Paper Corp. 6.48%-6.53%                                  100.000        99.648       .30
  due 10/6-10/25/2000
CBA (Delaware) Finance Inc. 6.47%-6.52%                                 100.000        99.549       .30
  due 10/10-11/27/2000
Motorola Inc. 6.47%-6.50%                                               100.000        99.472       .30
  due 10/10-11/28/2000
Den Danske Corp. Inc. 6.47%-6.54%                                       100.000        99.441       .30
  due 10/18-11/13/2000
BMW US Capital Corp. 6.47%-6.48%                                        100.000        99.437       .30
  due 10/16-11/14/2000
Svenska Handelsbanken 6.48%-6.52%                                       100.000        99.249       .29
  due 10/13-12/11/2000
Abbey National North America 6.48%-6.55%                                100.000        99.229       .29
  due 10/5/2000-1/19/2001
DaimlerChrysler NA Holdings 6.48%-6.50%                                 100.000        99.202       .29
  due 10/2/2000-1/19/2001
Motiva Enterprises LLC 6.47%                                            100.000        99.111       .29
  due 11/10-12/5/2000
British Telecommunications PLC 6.48%                                    100.000        99.005       .29
  due 11/21-11/27/2000
Spintab AB 6.52%-6.55%                                                  100.000        98.849       .29
  due 10/5/2000-1/25/2001
FCE Bank PLC 6.53%-6.55%                                                 97.000        96.860       .29
  due 10/6-10/10/2000
SBC Communications Inc. 6.47%-6.51%                                      93.250        92.806       .28
  due 10/2-11/16/2000
Glaxo Wellcome PLC 6.47%-6.54%                                           90.300        89.827       .27
  due 10/10-11/14/2000
American Honda Finance Corp. 6.48%-6.49%                                 90.000        89.410       .27
  due 10/20-11/20/2000
Barclays U.S. Funding Corp. 6.48%-6.49%                                  89.000        88.629       .26
  due 10/6-10/31/2000
Rio Tinto 6.48%-6.50%                                                    85.700        85.045       .25
  due 10/25-11/20/2000
Sony Capital Corp. 6.48%-6.50%                                           81.500        80.939       .24
  due 10/2-11/29/2000
Bayer Corp. 6.47%-6.50%                                                  81.500        80.937       .24
  due 10/17-12/14/2000
General Motors Acceptance Corp.                                          80.800        80.444       .24
  6.49%-6.55% due 10/19-10/30/2000
Lloyds TSB Bank PLC 6.51%-6.55%                                          75.000        74.952       .22
  due 10/11-11/22/2000
Societe Generale North America Inc.                                      75.000        74.814       .22
  6.53% due 10/12-10/17/2000
Marsh USA Inc. 6.52% due 10/4-11/2/2000                                  75.000        74.741       .22
Alcatel S.A. 6.52%-6.55%                                                 75.000        74.610       .22
  due 10/17-11/21/2000
Bank of America Corp. 6.49%-6.55%                                        75.000        73.906       .22
  due 10/10/2000-1/22/2001
Westpac Trust Securities NZ LTD.                                         75.000        73.849       .22
  6.52%-6.53% due 11/16/2000-1/11/2001
International Lease Finance Corp.                                        74.000        73.589       .21
  6.47%-6.50% due 10/18-11/6/2000
Asset Securitization Corp. 6.50%-6.57%                                   70.000        69.818       .21
  due 10/5-10/20/2000
Alcoa Inc. 6.47%-6.52%                                                   67.850        67.654       .20
  due 10/5-10/27/2000
KfW International Finance Inc.                                           66.383        65.344       .19
  6.49%-6.50% due 10/12/2000-1/18/2001
H.J. Heinz Co. 6.46%-6.47%                                               60.200        59.770       .18
  due 10/27-11/21/2000
American Express Credit Corp. 6.48%                                      54.000        53.766       .16
  due 10/24/2000
France Telecom, SA 6.48% due 10/23/2000                                  51.000        50.787       .15
Associates First Capital Corp.                                           50.000        49.882       .15
  6.50%-6.53% due 10/13/2000
Dresdner U.S. Finance Inc. 6.50%                                         50.000        49.882       .15
  due 10/13/2000
ANZ (Delaware) Inc. 6.48% due 10/26/2000                                 50.000        49.766       .15
Panasonic Finance (Europe) PLC                                           50.000        49.710       .15
  6.52%-6.53% due 11/1/2000
Archer Daniels Midland Co. 6.50%                                         38.000        37.746       .11
  due 10/18-12/4/2000
Caisse d'amortisement de la dette                                        25.000        24.909       .07
  sociale 6.50% due 10/20/2000


Federal Agency Discount Notes  -  1.32%
Freddie Mac 6.39%-6.45%                                                 245.772       243.477       .72
  due 10/5-12/28/2000
Fannie Mae 6.40%-6.44%                                                  121.500       120.423       .36
  due 10/19-12/14/2000
Federal Home Loan Banks 6.38%-6.44%                                      80.000        79.475       .24
  due 10/4-12/8/2000

Certificates of Deposit  -  0.30%
Deutsche Bank, AG 6.64% due 10/16/2000                                   50.000        50.001       .15
Morgan Guaranty Trust Co. of New York                                    50.000        49.999       .15
  6.57% due 12/27/2000

Non-U.S. Currency - 0.02%
New Taiwanese Dollar                                                NT$339.172         10.830       .03


Total Short-Term Securities (cost:                                                  4,193.192     12.46
  $4,193.915 million)

Total Investment Securities (cost:                                                 33,613.802     99.83
 $25,155.074 million)
Excess of cash and receivables                                                         57.818       .17
  over payables

NET ASSETS                                                                        $33,671.620   100.00



(1) Non-income-producing securities.

(2) Purchased in a private placement
    transaction; resale to the public
    may require registration or sale only
    to qualified institutional buyers.

(3) Valued under procedures established.
    by the Board of Directors

(4) Payment in kind; the issuer has the
    option of paying additional
    securities in lieu of cash.

ADR = American Depositary Receipts

See Notes to Financial Statements



Equity Securities Appearing in the       Equity Securities Eliminated from the
Portfolio Since March 31, 2000           Portfolio Since March 31, 2000

Abitibi-Consolidated                     ADVANTEST
AIXTRON                                  Banco Santander Central Hispano
Amdocs                                   Banque Nationale de Paris
AMR                                      Bayerische Motoren Werke
Asahi Glass                              Bridgestone
ASM Lithography                          CBS
Autonomy                                 Champion International
Baltimore Technologies                   Colgate-Palmolive
Berkshire Hathaway                       Compal Electronics
BAE SYSTEMS                              Computer Associates International
Canon                                    Delphi Automotive Systems
Chevron                                  Eastman Kodak
Crown Castle International               First Union
Disney                                   Ford Motor
Dow Chemical                             Fuji Bank
ENI                                      Home Depot
EPOCS                                    Kellogg
Gap                                      Lend Lease
Granada Compass                          Lucent Technologies
Hyundai Electronics Industries           National Power
International Paper                      Nichicon
Intershop Communications                 Novartis
Lockheed Martin                          Nycomed Amersham
LUKOIL                                   Oracle
Marubeni                                 Rohm
Mizuho Holdings                          Sabre Holdings
Nippon Sheet Glass                       Cie. De Saint-Gobain
OM Gruppen                               Schneider
Quintiles Transnational                  Shiseido
RWE                                      United Utilities
Southern Energy                          Wolters Kluwer
Stora Enso
TDK
Texaco
Ushio
Walt Disney



NEW PERSPECTIVE FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2000                                                       (dollars in millions)
Assets:
Investment securities at market
 (cost: $25,155.074)                                                                            $33,613.802
Cash                                                                                                  3.238
Receivables for--
 Sales of investments                                                          $113.983
 Sales of fund's shares                                                          47.470
 Dividends and interest                                                          61.597
 Other                                                                             .081             223.131
                                                                                                 33,840.171
Liabilities:
Payables for--
 Purchases of investments                                                       113.926
 Repurchases of fund's shares                                                    32.465
 Management services                                                             11.182
 Other expenses                                                                  10.978             168.551
Net Assets at September 30, 2000--
 Total authorized capital stock - 2,000,000,000 shares                                          $33,671.620
Class A shares, $.001 par value
 Net assets                                                                                     $33,411.564
 Shares outstanding                                                                           1,165,670,540
 Net asset value per share                                                                           $28.66
Class B shares, $.001 par value
 Net assets                                                                                        $260.056
 Shares outstanding                                                                               9,110,440
 Net asset value per share                                                                           $28.54


STATEMENT OF OPERATIONS
for the year ended September 30, 2000                                       (dollars in millions)
Investment Income:
Income:
 Dividends                                                                     $321.769
 Interest                                                                       265.124            $586.893

Expenses:
 Management services fee                                                        130.767
 Distribution expenses - Class A                                                 81.223
 Distribution expenses - Class B                                                   .720
 Transfer agent fee - Class A                                                    28.997
 Transfer agent fee - Class B                                                      .072
 Reports to shareholders                                                           .771
 Registration statement and prospectus                                            1.889
 Postage, stationery and supplies                                                 5.849
 Directors' and Advisory Board fees                                                .473
 Auditing and legal fees                                                           .094
 Custodian fee                                                                    7.658
 Taxes other than federal income tax                                               .382
 Other expenses                                                                    .270             259.165
 Net investment income                                                                              327.728
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
Net realized gain                                                                                 4,202.874
Net increase in unrealized
 appreciation on investments                                                                        279.532
 Net realized gain and increase in
  unrealized appreciation
  on investments                                                                                  4,482.406
Net Increase in Net Assets Resulting
 from Operations                                                                                 $4,810.134




STATEMENT OF CHANGES IN NET ASSETS                                          (dollars in millions)

                                                                                  Year                ended
                                                                              September                 30,
                                                                                    2000                1999
Operations:
Net investment income                                                          $327.728            $242.240
Net realized gain on investments                                              4,202.874           2,029.050
Net increase in unrealized appreciation
 on investments                                                                 279.532           4,591.605
 Net increase in net assets
  resulting from operations                                                   4,810.134           6,862.895
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                       (109.901)           (178.626)
Distributions from net realized gains on investments
 Class A                                                                     (2,337.892)         (1,352.865)
Total dividends and distributions                                            (2,447.793)         (1,531.491)

Capital Share Transactions:
 Proceeds from shares sold                                                    6,834.769           4,287.650
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           2,334.800           1,462.075
 Cost of shares repurchased                                                  (3,612.572)         (3,035.817)
 Net increase in net assets resulting from
  capital share transactions                                                  5,556.997           2,713.908
Total Increase in Net Assets                                                  7,919.338           8,045.312

Net Assets:
Beginning of year                                                            25,752.282          17,706.970
End of year (including
 undistributed net investment
 income of: $315.556 and $108.492
 respectively)                                                              $33,671.620         $25,752.282

See Notes to Financial Statements


 NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - New Perspective Fund, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

 NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

 INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

 TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2000 such non-U.S. taxes were $30,703,000. Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

 CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $1,716,000 for the year ended September 30, 2000.

3. FEDERAL INCOME TAXATION

 The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

 As of September 30, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $8,446,108,000; $10,233,199,000 related to appreciated securities and $1,787,091,000 related to depreciated securities. During the year ended September 30, 2000, the fund realized, on a tax basis, a net capital gain of $4,204,522,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $1,648,000 are treated as ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $25,167,694,000 at September 30, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES
 INVESTMENT ADVISORY FEE - The fee of $130,767,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                           NET ASSET LEVEL

RATE                       IN EXCESS OF               UP TO

0.60%                      $0                         $500 MILLION

0.50                       500 million                1 billion

0.46                       1 billion                  1.5 billion

0.43                       1.5 billion                2.5 billion

0.41                       2.5 billion                4 billion

0.40                       4 billion                  6.5 billion

0.395                      6.5 billion                10.5 billion

0.39                       10.5 billion               17 billion

0.385                      17 billion                 21 billion

0.38                       21 billion                 27 billion

0.375                      27 billion                 34 billion

0.37                       34 billion                 44 billion

0.365                      44 billion


DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $17,367,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended September 30, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

 The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expenses limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the year ended September 30, 2000, aggregate distribution expenses were $81,223,000, or 0.25% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended September 30, 2000, aggregate distribution expenses were $720,000, or 1.00% of net assets attributable to Class B shares.

 As of September 30, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $5,780,000 and $201,000, respectively.

 TRANSFER AGENT FEE - A fee of $29,069,000 was incurred during the year ended September 30, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

 DEFERRED DIRECTORS' AND ADVISORY BOARD FEES -   Directors and Advisory Board
members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $1,273,000.

 AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,263,867,000 and $9,815,916,000, respectively, during the year ended September 30, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended September 30, 2000, the custodian fee of $7,658,000 includes $164,000 that was paid by these credits rather than in cash.

The fund reclassified $1,738,000 from undistributed net investment income to undistributed net realized gains; and reclassified $9,025,000 and $131,888,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended September 30, 2000, as a result of permanent differences between book and tax.

Net assets consisted of the following:

Capital paid in on shares of capital stock               $21,288,298,000
Undistributed net investment income                          315,556,000
Accumulated net realized gain                              3,610,073,000
Net unrealized appreciation                                8,457,693,000
Net Assets                                               $33,671,620,000


Capital share transactions in the fund were as follows:

                                        Year ended Septe     mber 30,2000 (1)    Year ended Sep    tember 30,1999
                                            Amount (000)               Shares      Amount (000)            Shares
Class A Shares:
  Sold                                    $    6,555.931          220,816,130      $  4,287.650       174,677,528
  Reinvestment of dividends                    2,334.800           85,115,039         1,462.075        66,803,759
   and distributions
  Repurchased                                 (3,610.152)        (121,160,972)       (3,035.817)     (124,489,632)
   Net increase in Class A                     5,280.579          184,770,197         2,713.908       116,991,655
Class B Shares:
  Sold                                           278.838            9,191,145                 -                 -
  Reinvestment of dividends                           -                    -                  -                 -
  and distributions
  Repurchased                                     (2.420)             (80,705)                -                 -
   Net increase in Class B                       276.418            9,110,440                -                  -
Total net increase in fund                $    5,556.997          193,880,637      $  2,713.908       116,991,655


(1) Class B shares not
offered before
March 15, 2000.


PER-SHARE DATA AND RATIOS (1)
                                                                                   Net
                                            Net asset                    gains/(losses)
Year                                            value,         Net        on securities
Ended                                        beginning   investment      (both realized
September 30                                   of year       income     and unrealized)
Class A:
2000                                             $26.25  $ .30  (2)               $4.56 (2)
1999                                              20.50          .26                7.26
1998                                              21.86          .27               (.11)
1997                                              17.77          .29                4.81
1996                                              16.98          .32                1.40
Class B:
2000                                              30.11   0.08  (2)               (1.65)(2)


                                                          Dividends
Year                                       Total from    (from net        Distributions
Ended                                       investment   investment       (from capital
September 30                                operations      income)              gains)
Class A:
2000                                              $4.86       $(.11)             $(2.34)
1999                                              7.52         (.20)              (1.57)
1998                                                .16        (.31)              (1.21)
1997                                              5.10         (.33)               (.68)
1996                                              1.72         (.33)               (.60)
Class B:
2000                                             (1.57)           -                   -





Year                                                     Net asset
Ended                                            Total   value, end              Total
September 30                             distributions      of year              return
Class A:
2000                                            $(2.45)       $28.66              18.93%
1999                                             (1.77)        26.25               38.43
1998                                             (1.52)        20.50                1.23
1997                                             (1.01)        21.86               29.97
1996                                              (.93)        17.77               10.64
Class B:
2000                                                 -         28.54              (5.21)





                                                          Ratio of            Ratio of
Year                                       Net assets,     expenses          net income
Ended                                      end of year   to average          to average
September 30                             (in millions)   net assets          net assets
Class A:
2000                                           $33,412          .79%               1.00%
1999                                             25,752          .77                1.06
1998                                             17,707          .77                1.27
1997                                             16,956          .79                1.56
1996                                             11,688          .82                2.00
Class B:
2000                                                260   1.53  (3)                  .56(3)





Year                                         Portfolio
Ended                                         turnover
September 30                                      rate
Class A:
2000                                             34.25%
1999                                              29.14
1998                                              29.71
1997                                              25.68
1996                                              18.12
Class B:
2000                                         34.25 (4)


(1) The periods 1996 through 2000 represent, for Class A shares, fiscal years ended September 30. The period ended 2000 represents, for Class B shares, the 199-day period ended September 30, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended September 30, 2000.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of New Perspective Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPER LLP

Los Angeles, California
October 31, 2000



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

During the fiscal year ended September 30, 2000, the fund paid a long-term capital gains distribution of $2,337,892,000 to Class A shareholders.

The fund also designates as a net investment income distribution and as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 2000 was $30,703,000. Foreign source income earned by the fund was $275,008,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 35% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



                                     PART C
                                OTHER INFORMATION
                           NEW PERSPECTIVE FUND, INC.

ITEM 23. EXHIBITS

(a) Articles Supplementary as filed with the State of Maryland on 1/17/01
(b) By-laws, as amended 3/14/00
(c) Form of Share certificate
(d) Previously filed (see Post-Effective Amendment No. 52 filed 11/29/00)
(e) Form of Amended and Restated Principal Underwriting Agreement
(f) None
(g) Previously filed (see Post-Effective Amendment No. 50 filed 11/26/99)
(h) Form of Administrative Services Agreement
(i) Legal Opinion for Class C and Class F shares
(j) Consent of Independent Accountants
(k) None
(l) None
(m) Form of Plans of Distribution relating to Class C and Class F shares
(n) Amended Form of Multiple Class Plan
(o) None
(p) Code of Ethics

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None

ITEM 25. INDEMNIFICATION

 Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

ITEM 25. INDEMNIFICATION (CONTINUED)

 Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

 Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

 Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

 Article VI of the Articles of Incorporation of the fund provides that the fund shall indemnify directors or officers of the fund against certain actions, including expenses incurred except that "[N]othing  ......... shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 None

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                          (2)                (3)



       NAME AND PRINCIPAL                       POSITIONS AND OFFICES            POSITIONS AND OFFICES

          BUSINESS ADDRESS                        WITH UNDERWRITER                 WITH REGISTRANT



       David L. Abzug                           Vice President                   None

       27304 Park Vista Road

       Agoura Hills, CA 91301



       John A. Agar                             Vice President                   None

       1501 N. University, Suite 227A

       Little Rock, AR 72207



       Robert B. Aprison                        Vice President                   None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                       Vice President                   None



       Steven L. Barnes                         Senior Vice President            None

       5400 Mount Meeker Road

       Suite 1

       Boulder, CO  80301-3508



B      Carl R. Bauer                            Vice President                   None



       Michelle A. Bergeron                     Senior Vice President            None

       4160 Gateswalk Drive

       Smyrna, GA 30080

       J. Walter Best, Jr.                      Regional Vice President          None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                          Senior Vice President            None

       148 E. Shore Ave.

       Groton Long Point, CT 06340



       John A. Blanchard                        Vice President                   None

       6421 Aberdeen Road

       Mission Hills, KS  66208



       Ian B. Bodell                            Senior Vice President            None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                        Senior Vice President            None

       2320 North Austin Avenue

       Georgetown, TX 78626



       Alan Brown                               Vice President                   None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                           Vice President                   None



       Brian C. Casey                           Vice President                   None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                        Senior Vice President            None

       609 W. Littleton Blvd., Suite 310

       Greenwood Village, CO  80120



       Christopher J. Cassin                    Senior Vice President            None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                         Vice President                   None

       1301 Stoney Creek Drive

       San Ramon, CA  94538



L      Larry P. Clemmensen                      Director                         None



L      Kevin G. Clifford                        Director, President and Co-Chief    None

                                                Executive Officer



       Ruth M. Collier                          Senior Vice President            None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                          Assistant Vice President         None



H      Carlo O. Cordasco                        Assistant Vice President         None



       Thomas E. Cournoyer                      Vice President                   None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell                     Senior Vice President            None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



L      Carl D. Cutting                          Vice President                   None



       William F. Daugherty                     Regional Vice President          None

       1216 Highlander Way

       Mechanicsburg, PA 17055



       Guy E. Decker                            Regional Vice President          None

       345 Trowbridge Lane

       Lawrenceville, GA 300436



       Daniel J. Delianedis                     Vice President                   None

       8689 Braxton Drive

       Eden Prairie, MN  55347



       James A. DePerno, Jr.                    Regional Vice President          None

       91 Church Street

       East Aurora, NY 14052



L      Bruce De Priester                        Vice President                   None



       Michael A. DiLella                       Vice President                   None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                          Senior Vice President            None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                            Senior Vice President            None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                           Director, Executive Vice         None
                                                President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                        Secretary                        None



       Michael J. Dullaghan                     Regional Vice President          None

       1307 Sage Court

       Chesapeake, VA 23320



       Robert W. Durbin                         Vice President                   None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                         Senior Vice President            None



       Timothy L. Ellis                         Regional Vice President          None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                            Senior Vice President            None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                          Regional Vice President          None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                         Senior Vice President            None

       Route 2, Box 3162

       Osage Beach, MO  65065



B      Evelyn K. Glassford                      Vice President                   None



       Jeffrey J. Greiner                       Vice President                   None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                       Director                         Director



B      Mariellen Hamann                         Assistant Vice President         None



       Derek S. Hansen                          Regional Vice President          None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                          Senior Vice President            None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                          Assistant Vice President         None



       Ronald R. Hulsey                         Senior Vice President            None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish                          Vice President                   None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                      Director                         None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                         Vice President                   None



       John P. Keating                          Regional Vice President          None

       2285 Eagle Harbor Parkway

       Orange Park, FL 32073



       Dorothy Klock                            Vice President                   None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



H      Dianne L. Koske                          Assistant Vice President







       Andrew R. LeBlanc                        Regional Vice President          None

       78 Eton Road

       Garden City, NY 11530



       Arthur J. Levine                         Senior Vice President            None

       12558 Highlands Place

       Fishers, IN  46038



B      Karl A. Lewis                            Assistant Vice President         None



       T. Blake Liberty                         Vice President                   None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                             Regional Vice President          None

       5570 Beechwood Terrace

       West Des Moines, IA 50266



L      Lorin E. Liesy                           Vice President                   None



       Louis K. Linquata                        Regional Vice President          None

       170 South Battin

       Wichita, KS 67218



LW     Robert W. Lovelace                       Director                         None



       Stephen A. Malbasa                       Senior Vice President            None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                         Senior Vice President            None

       5241 South Race Street

       Littleton, CO  80121



L      J. Clifton Massar                        Director, Senior Vice            None
                                                President



L      E. Lee McClennahan                       Senior Vice President            None



       James R. McCrary                         Regional Vice President          None

       963 1st Street, #1

       Hermosa Beach, CA 90254



S      John V. McLaughlin                       Senior Vice President            None



       Terry W. McNabb                          Vice President                   None

       2002 Barrett Station Road

       St. Louis, MO  63131



       William E. Noe                           Vice President                   None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                           Vice President                   None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                            Vice President                   None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                         Regional Vice President          None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                            Regional Vice President          None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                          Regional Vice President          None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                          Regional Vice President          None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                         Senior Vice President            None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                      Assistant Vice President         None



       Carl S. Platou                           Vice President                   None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



L      John O. Post                             Senior Vice President            None

S      Richard P. Prior                         Vice President                   None



       Steven J. Reitman                        Senior Vice President            None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                         Vice President                   None

       P.O. Box 388

       Glenville, NC  28736



       George S. Ross                           Senior Vice President            None

       P.O. Box 376

       Southport, ME 04576



L      Julie D. Roth                            Vice President                   None



L      James F. Rothenberg                      Director                         None



       Douglas F. Rowe                          Vice President                   None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                     Vice President                   None

       10538 Cheviot Drive

       Los Angeles, CA  90064



       Dean B. Rydquist                         Senior Vice President            None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                        Senior Vice President            None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti                      Vice President                   None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield                     Regional Vice President          None

       3078 Peachtree Drive, NE

       Atlanta, GA 30305



L      R. Michael Shanahan                      Director                         None



       Brad W. Short                            Regional Vice President          None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                           Chairman of the Board and        None

       1000 RIDC Plaza, Suite 212               Co-Chief Executive Officer

       Pittsburgh, PA 15238



       William P. Simon                         Senior Vice President            None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                          Regional Vice President          None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                          Senior Vice President            None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



S      Sherrie L. Snyder-Senft                  Assistant Vice President         None



       Anthony L. Soave                         Regional Vice President          None

       8831 Morning Mist Drive

       Clarkston, MI 48348



L      Therese L. Souiller                      Assistant Vice President         None



       Nicholas D. Spadaccini                   Vice President                   None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                     Assistant Vice President         None



       Daniel S. Spradling                      Senior Vice President            None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



LW     Eric H. Stern                            Director                         None



B      Max D. Stites                            Vice President                   None



       Thomas A. Stout                          Vice President                   None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                        Vice President                   None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                     Senior Vice President            None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Drew W. Taylor                           Assistant Vice President         None



       Gary J. Thoma                            Regional Vice President          None

       604 Thelosen Drive

       Kimberly, WI 54136



L      James P. Toomey                          Vice President                   None



I      Christopher E. Trede                     Vice President                   None



       George F. Truesdail                      Senior Vice President            None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                     Vice President                   None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                           Regional Vice President          None

       39 Old Course Drive

       Newport Beach, CA 92660



       Thomas E. Warren                         Vice President                   None

       119 Faubel Street

       Sarasota, FL  34242



L      J. Kelly Webb                            Senior Vice President,           None

                                                Treasurer and Controller



       Gregory J. Weimer                        Vice President                   None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                         Director                         None



       George J. Wenzel                         Regional Vice President          None

       251 Barden Road

       Bloomfield, MI 48304



H      J. D. Wiedmaier                          Assistant Vice President         None



SF     N. Dexter Williams                       Senior Vice President            None



       Timothy J. Wilson                        Vice President                   None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                        Vice President                   None



H      Marshall D. Wingo                        Director, Senior Vice            None
                                                President



L      Robert L. Winston                        Director, Senior Vice            None
                                                President



       William R. Yost                          Senior Vice President            None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Janet M. Young                           Regional Vice President          None

       1616 Vermont

       Houston, TX  77006



       Jonathan A. Young                        Regional Vice President          None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                          Regional Vice President          None

       2887 Player Lane

       Tustin Ranch, CA  92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea,
California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a


                               SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 12th day of March, 2001.

  NEW PERSPECTIVE FUND, INC.
  By  /s/ Walter P. Stern
   (Walter P. Stern, Chairman of the Board)
Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on March 12, 2001, by the following persons in the capacities indicated.


(1)  Principal Executive Officer:
     /s/ Gina H. Despres                     President and Director
     (Gina H.        Despres)
(2)  Principal Financial Officer and
     Principal Accounting Officer:
     /s/ R. Marcia Gould                     Treasurer
     (R. Marcia Gould)
(3)  Directors:
     Elisabeth Allison*                      Director
     Vanessa Chang*                          Director
     /s/ Gina H. Despres                     President and Director
    (Gina H. Despres)
    Robert A. Fox*                           Director
    Alan Greenway*                           Director
    Paul G. Haaga, Jr.*                      Director
    Koichi Itoh*                             Director
    William H. Kling*                        Director
    Jon B. Lovelace*                         Vice Chairman of the Board
    John G. McDonald*                        Director
    William I. Miller*                       Director
(3) Directors (continued):
    Kirk P. Pendleton*                       Director
    Donald E. Petersen*                      Director
    Rozanne L. Ridgway*                      Director
    /s/ Walter P. Stern                      Chairman of the Board
    (Walter P. Stern)

*By  /s/ Vincent P. Corti
    (Vincent P. Corti, Attorney-in-Fact)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

      /s/ Kristine M. Nishiyama
     (Kristine M. Nishiyama)